UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________________________________
Filed by the Registrant ☒  Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
AURINIA PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AURINIA PHARMACEUTICALS INC.
#140, 14315 - 118 Avenue, Edmonton, AB T5L 4S6 Canada

May 3, 2024
Dear Valued Shareholder,

You are cordially invited to attend the annual general meeting (the "Meeting") of shareholders of Aurinia Pharmaceuticals Inc. (the “Company”) to be held on June 14, 2024 at 12:00 p.m., Eastern Time. The Meeting will be a virtual only meeting of shareholders. You can attend the Meeting by visiting https://web.lumiagm.com/415837864 (password (case sensitive): aurinia2024). Registered shareholders and their duly appointed proxyholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

At the Meeting, you will be asked to consider and vote on the proposals set forth in the enclosed management information circular and proxy statement relating to the Meeting. The Company’s board of directors unanimously recommends a vote “FOR” proposals 1, 2, 3 and 4 as set forth in the management information circular and proxy statement.
Whether or not you plan to virtually attend the Meeting, it is important that your common shares be represented and voted at the Meeting. Accordingly, after reading the management information circular and proxy statement, please vote via the Internet, telephone or by mail by following the voting instructions included in the Notice of Internet Availability of Proxy Materials, management information circular and proxy statement. If you hold your shares in “street name” through a broker, bank or other nominee, please vote in accordance with the instructions provided by such nominee.
The Company has fixed the close of business on April 30, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote on the matters proposed at the Meeting and any adjournment or postponement thereof.
If you have any questions or require assistance voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 outside North America), or by email at assistance@laurelhill.com.
Thank you for your continued support.

Very truly yours,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

AURINIA PHARMACEUTICALS INC.
#140, 14315 - 118 Avenue
Edmonton, AB T5L 4S6 Canada
Notice of Annual General Meeting of Shareholders
To Be Held On June 14, 2024
Dear Shareholder:
NOTICE is hereby given that the Annual General Meeting (the “Meeting”) of shareholders of Aurinia Pharmaceuticals Inc. (the “Company”) will be held as a virtual-only meeting via live audio webcast online using the LUMI meeting platform at https://web.lumiagm.com/415837864 (password (case sensitive): aurinia2024) on Friday, June 14, 2024, at 12:00 pm, Eastern Time, for the following purposes:

1.to elect nine directors listed in the attached management information circular and proxy statement each to serve until the 2025 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed;

2.to approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as independent registered public accounting firm of the Company until the close of the 2025 annual general meeting of shareholders or until a successor is appointed;
3.to approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation set forth in the attached management information circular and proxy statement;
4.to approve an amendment to the Company's Equity Incentive Plan to increase the maximum number of common shares reserved for issuance pursuant to the Equity Incentive Plan; and
5.to transact such further and other business as may properly be brought before the Meeting or any adjournment or postponement thereof.
Management of the Company is soliciting proxies on the accompanying form of proxy (the “Proxy”). Whether or not you plan to attend the Meeting virtually, we encourage you to vote and submit your Proxy by telephone, via the Internet or by mail and ensure that as large a representation of shareholders as possible may be had at the Meeting. Specific details of the matters being put before the Meeting are set forth in more detail in the accompanying management information circular and proxy statement.
The Company's board of directors ("Board") has determined that only holders of record of the common shares of the Company at the close of business on April 30, 2024 will be entitled to vote in respect of the items set out in this notice of meeting at the Meeting. The Board has also determined 12:00 pm, Eastern Time, on June 12, 2024 or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting as the time before which proxies to be used or acted upon at the Meeting or any adjournment thereof must be deposited with the Company’s transfer agent. The time limit for the deposit of proxies may be waived or extended by the chair of the meeting. Failure to properly complete or deposit a Proxy may result in its invalidation.
DATED this 3rd day of May, 2024.

By Order of the Board of Directors,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

You are cordially invited to attend the Meeting virtually. Whether or not you expect to attend the Meeting, please complete, date, sign and return the proxy that was mailed to you or made available to you via the Notice of Meeting Materials (as defined below), or vote over the telephone or the Internet as instructed in these materials and in the Notice of Internet Availability of Proxy Materials, as promptly as possible in order to ensure your representation at the Meeting. Please note, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting (instead of doing so in advance), you must obtain a legal proxy issued in your name from the holder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024: THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM OR REFER TO SUCH OTHER INSTRUCTIONS FROM YOUR INTERMEDIARY.
Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC"), and in accordance with an exemptive relief order granted by the British Columbia Securities Commission and Ontario Securities to the Company on February 23, 2023, we have elected to provide access to our proxy materials over the internet. Accordingly, we will mail, on or about May 3, 2024 a Notice of Internet Availability of Proxy Materials to shareholders of record and beneficial owners as of the close of business on April 30, 2024, we referred to as the Record Date. The Company has elected to use the procedure known as "stratification" in relation to its notice-and-access method of delivery of materials. The Company is providing paper copies of its proxy materials only to (i) registered shareholders and (ii) beneficial shareholders who request them. On the date of mailing of the Notice, all shareholders will have the ability to access all of the proxy materials, consisting of the Notice, the accompanying management circular and proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 at www.sedarplus.ca, www.edgar.gov, and our website, https://ir.auriniapharma.com/all-sec-filings. Should you request it, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to Aurinia Pharmaceuticals Inc., Corporate Secretary, #140, 14315 - 118 Avenue, Edmonton, AB T5L 4S6 Canada or call (250) 744-2487.
Voting is Easy. Vote Well in Advance of the Proxy Deadline on June 12, 2024 at 12:00 p.m. (Eastern Time)
Questions or Require Voting Assistance?
Contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 outside North America), or by email at assistance@laurelhill.com.

AURINIA PHARMACEUTICALS INC.
#140, 14315 - 118 Avenue
Edmonton, AB T5L 4S6 Canada
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be Held on June 14, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of this Management Information Circular and Proxy Statement (the “Proxy Statement/Circular”)?
This Proxy Statement/Circular is being furnished because the board of directors (the “Board”) of Aurinia Pharmaceuticals Inc. (sometimes referred to as the “Company” or “Aurinia”) is soliciting your proxy to vote at the 2024 Annual General Meeting of shareholders, or at any adjournments or postponements thereof (the “Meeting”) to be held on Friday, June 14, 2024 at 12:00 p.m. Eastern Time. The Notice of Internet Availability of Proxy Materials (the "Notice of Meeting Materials") will first be mailed on or about May 3, 2024 to all registered shareholders entitled to vote at the Meeting. A Notice of Meeting Materials containing instructions on how to access and review the proxy materials, including the Proxy Statement/Circular, and vote online will first be mailed on or about May 3, 2024 to all beneficial shareholders entitled to vote at the Meeting.
Who do I contact if I have questions or need assistance in voting my shares?
Aurinia has retained Laurel Hill Advisory Group as its proxy solicitation agent. Shareholders can reach Laurel Hill toll free within North America at 1-877-452-7184 (1-416-304-0211 outside North America), or by email at assistance@laurelhill.com.
How do I attend, participate in, and ask questions during the virtual Meeting online?

This year’s Meeting will be a virtual only meeting of shareholders, which will be conducted solely online via live audio webcast. Any shareholder can attend the virtual Meeting live online at https://web.lumiagm.com/4415837864. The password for the meeting is aurinia2024 (case sensitive). There is no physical location for the Meeting. The meeting will start at 12:00 p.m. Eastern Time on Friday, June 14, 2024. We recommend that you log in at least 15 minutes before the scheduled start time on June 14, 2024 to ensure you are logged in when the Meeting begins. Registered shareholders and duly appointed proxyholders attending the virtual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. To participate in the Meeting, you will need to review the information included in this Proxy Statement/Circular and on your proxy card.
You are entitled to participate in the Meeting only if you were a registered shareholder of the Company as of the close of business on April 30, 2024 (the "Record Date"), or if you hold a valid proxy for the Meeting. No physical meeting will be held.
Registered shareholders as of the Record Date and their duly appointed proxyholders also will be able to vote their shares and submit their questions online by attending the Meeting by live audio webcast.
If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance using the instructions below.
We reserve the right to take any measures deemed to be appropriate, necessary or advisable in relation to the meeting including, changing the meeting date and/or changing the means of holding the meeting. Should any such changes to the Meeting format or timing occur, we will announce any and all of these changes by way of news release, which will be filed under the our profile on SEDAR+ at www.sedarplus.ca, www.edgar.gov, and on our website, https://ir.auriniapharma.com/all-sec-filings. We recommend that you review our profile at www.sedarplus.ca, www.edgar.gov, and our website, https://ir.auriniapharma.com/all-sec-filings prior to the Meeting for the current information. In the event of any changes to the Meeting, we will not prepare or mail amended materials in respect of the Meeting. We encourage shareholders to vote their shares prior to the Meeting by following the instructions set out in the form of proxy or voting instruction form.

To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
•Only registered shareholders of record as of the Record Date for the Meeting and their proxyholders may submit questions or comments electronically through the meeting portal.
•All questions are to be directed to Stephen Robertson, our Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer.
•Please include your name and affiliation, if any, when submitting a question or comment.
•Limit your remarks to one brief question or comment that is relevant to the Meeting and/or our business.
•Questions may be grouped by topic when responded to by our management.
•Questions may also be ruled as out of order or not responded to if they are, among other things, irrelevant to our business or the business of the Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
•Be respectful of your fellow shareholders and Meeting participants.
•No audio or video recordings of the Meeting are permitted.
It is important to note that if you are participating in the virtual Meeting, you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting.

How do I register to attend the Meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company of Canada ("Computershare")), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you are a beneficial shareholder with shares held through an intermediary, such as a bank, broker or other nominee, and wish to vote online at the Meeting (or have a third party vote on your behalf online at the Meeting), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the voting instruction form (the “VIF”). Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.

You must also register yourself or the third party as a proxyholder by visiting www.investorvote.com by 12:00 p.m. (Eastern Time) on June 12, 2024 and provide Computershare with your or the third party’s contact information so that Computershare may provide you or the third party with a username via email shortly after this deadline. Without a username, you or the third party will not be able to vote or ask questions at the Meeting.

For U.S. beneficial owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the below contact information. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on June 12, 2024.

You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare at the following:
By email:
Forward the email from your bank, broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
Computershare
Attention: Proxy Department
100 University Avenue, 8th Floor
Toronto, Ontario, M5J 2Y1

By fax:
1-866-249-7775 for faxes sent from within Canada and the U.S. (or 1-416-263-9524 for faxes sent from outside Canada and the U.S.)
Who can vote at the Meeting?
Only shareholders of record at the close of business on April 30, 2024 (defined above as the "Record Date"), will be entitled to vote at the Meeting. On the Record Date, there were 142,663,526 common shares issued and outstanding (this number excludes 355,839 shares repurchased by the Company that are outstanding and are being submitted for cancellation). Each common share entitles the holder to one vote with respect to each matter submitted to shareholders at the Meeting. Each shareholder is entitled to appoint any other person to represent them at the Meeting, and at any adjournment thereof. If a shareholder wishes to appoint a person or company other than the nominees presented by the Board, they may do so by inserting the name of their chosen proxyholder in the space provided and as instructed on the Proxy.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company of Canada, then you are a shareholder of record.
As a shareholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to ensure that your vote is counted by voting by proxy by mail, over the telephone or on the Internet as instructed below.
If you have any questions or require assistance voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 outside North America), or by email at assistance@laurelhill.com.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were not held in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you are invited to attend the Meeting, however, since you are not the shareholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent (see above “How do I register to attend the Meeting virtually on the Internet?”).

If you have any questions or require assistance voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 Outside North America), or by email at assistance@laurelhill.com.
In accordance with National Instrument 54-101 - Communications with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101") and in accordance with an exemptive relief order granted by the British Columbia Securities Commission and Ontario Securities Commission to the Company on February 24, 2023, the Company is distributing the Notice of Meeting Materials to clearing agencies and intermediaries for distribution to beneficial owners. Such agencies and intermediaries must forward the Notice of Materials to beneficial owners. Management of the Company also intends to pay for intermediaries to forward the Proxy Statement/Circular to objecting beneficial owners under NI 54-101.

What am I voting on?

This Proxy Statement/Circular describes the proposals on which we would like you, as a shareholder, to vote at the Meeting. This Proxy Statement/Circular provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.
At the Meeting, shareholders will act upon the following four proposals:

Proposal 1
To elect to the Board the following nine nominees presented by the Board: Dr. Daniel Billen, R. Hector MacKay-Dunn, Jill Leversage, Jeffrey A. Bailey, Dr. Brinda Balakrishnan, Dr. Robert T. Foster, Peter Greenleaf, Dr. David R.W. Jayne and Dr. Karen Smith each to serve until the 2025 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed.

Proposal 2
To appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2025 annual general meeting of shareholders or until a successor is appointed.

Proposal 3	To approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation set forth in this Proxy Statement/Circular.
Proposal 4	To approve an amendment to the Company's Equity Incentive Plan to increase the maximum number of common shares reserved for issuance pursuant to the Equity Incentive Plan.
The Board unanimously recommends that shareholders vote "FOR" the approval of each of the four proposals.
In addition, shareholders will receive the annual consolidated financial statements of the Company for the fiscal year ended December 31, 2023, including the auditor’s report thereon (shareholders will not be asked to vote on this matter).
What if another matter is properly brought before the Meeting?
As of the date of this Proxy Statement/Circular, our Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the management designated proxy holder (identified on your proxy card) to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the appointment of the auditor, you may vote “For”, “Withhold” or "Abstain". For each of the other matters to be voted on, you may vote “For”, “Against” or "Abstain".
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote online at the Meeting, vote by proxy by mail, over the telephone or through the Internet. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting. If you attend the Meeting and decide to vote online during the Meeting even if you have already voted by proxy, you may vote online pursuant to the provided instructions. Doing so will revoke your prior vote.
•To vote online during the Meeting, follow the provided instructions to join the Meeting at https://web.lumiagm.com/415837864, starting at 12:00 p.m. Eastern Time on Friday, June 14, 2024. The password for the meeting is aurinia2024 (case sensitive). The webcast will open prior to the start of the Meeting and we recommend that you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting begins.
•To vote by mail using the proxy card, simply complete, sign and date the proxy card delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting by 12:00 p.m.

(Eastern Time) on June 12, 2024, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-866-732-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.
•To vote through the Internet, go to www.investorvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. Aurinia may utilize Broadridge’s QuickVoteTM service to assist eligible shareholders with voting their shares directly over the phone.
Should you wish to vote online at the Meeting (or have a third party vote on your behalf online at the Meeting), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the VIF. Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.
For U.S. Beneficial Owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the contact information set out above. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on June 12, 2024.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share you owned as of the Record Date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee (sometimes referred to as shares held in “street name”) and you do not provide instructions how to vote your shares, in accordance with section 153 of the Business Corporation Act (Alberta) (the "ABCA") your broker, bank or other nominee is not permitted to vote your shares.

What if I return a proxy card or otherwise vote without marking voting selections?
If you are a shareholder of record and return a signed and dated proxy card without marking voting selections, your shares will be voted, as applicable:
•“FOR” the election to the Board of the following nine nominees presented by the Board: Dr. Daniel Billen, R. Hector MacKay-Dunn, Dr. David Jayne, Jeffrey A. Bailey, Dr. Brinda Balakrishnan, Dr. Robert T. Foster, Peter Greenleaf, Jill Leversage and Dr. Karen Smith each to serve until the 2025 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed.
•“FOR” the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2025 annual general meeting of shareholders or until a successor is appointed.
•“FOR” the approval, on a non-binding advisory basis, of a “say on pay” resolution regarding the Company’s approach to executive compensation.
•"FOR" the approval of an amendment to the Company's Equity Incentive Plan to increase the maximum number of common shares reserved for issuance pursuant to the Equity Incentive Plan.
If any other matter is properly presented at the Meeting, your proxy holder (named on your proxy card) will vote your shares using their best judgment.
Can I submit a question for the Meeting?

Shareholders who attend the Meeting and log in as a registered shareholder using their control number will have an opportunity to submit questions in writing during a portion of the Meeting. Instructions for submitting a question during the Meeting will be provided on the Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Meeting matters or company business or are, in our determination, inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Meeting but cannot be answered during the Meeting due to time constraints will be answered and posted on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com, as soon as practicable after the Meeting.

What should I do if I need technical support during the Meeting?
The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong Internet connection, allow plenty of time to log in, and can hear streaming audio prior to the start of the Meeting.
If you experience any technical difficulties accessing the Meeting or during the Meeting, please call the toll-free number that will be available on our virtual shareholder login site at https://web.lumiagm.com/415837864 for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Meeting, and the technicians will be available through the conclusion of the Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Meeting, will be available on the Meeting website.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies associated with this Proxy Statement/Circular. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have also engaged Laurel Hill Advisory Group to assist us in connection with the solicitation of proxies and communications with shareholders, recommending corporate governance best practices, where applicable, liaising with advisory firms, developing and implementing shareholder communication strategies and advice with respect to the Meeting and proxy protocol. In connection with these services, Laurel Hill is expected to receive a fee of CAD37,500 plus taxes and expenses.

What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Aurinia Pharmaceuticals Inc., #140, 14315 – 118 Avenue Edmonton, AB T5L 4S6 Canada. Notice must be received prior to the commencement of the Meeting in order to be timely.
•You may virtually attend the Meeting and vote online at the Meeting. Simply attending the Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions by mail or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Meeting.
Your most recently submitted proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee in order to change your vote or revoke your proxy.
When are shareholder proposals and director nominations due for next year’s annual meeting?
From time to time, shareholders may present proposals that may be proper subjects to add to the agenda for consideration at a general meeting of shareholders. Under Section 136 of the ABCA and the regulations thereto, shareholders who hold, in the aggregate, at least 1% of the voting power in the Company, or shares whose fair market value at close of business on the day before the shareholder submits the proposal is at least $2,000, and have held them for the 6 month period preceding the submission of the proposal, may submit a request to include an item to the agenda, provided the requested item is appropriate for presentation at a general meeting and for consideration by the shareholders. The proposal must have support from shareholders holding at least 5% of the voting power in the Company to be validly submitted. The proposal must be submitted at least 90 days before the anniversary date of the last annual meeting of the Company's shareholders (being March 17, 2025 for the 2025 annual general meeting of shareholders, based on the planned date for the Meeting).
In addition, shareholder proposals may be submitted for inclusion in a proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2024 annual general meeting of Shareholders, shareholder proposals must be received by the Company not later than January 3, 2025, which is 120 days prior to the anniversary of the date this Proxy Statement/Circular was first released to shareholders with respect to the Meeting. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule, including minimum shareholding requirements for the proposer in order for a shareholder proposal to be valid. This date will change if the date of 2025 Annual General Meeting of shareholders is 30 calendar days earlier or later than June 14, 2025.
Accordingly, shareholders should submit any proposals for inclusion in the Company’s proxy materials prior to January 3, 2025 to be in compliance with both requirements.
Proposals should be addressed to: Aurinia Pharmaceuticals Inc., #140, 14315 – 118 Avenue Edmonton, AB T5L 4S6 Canada, Attn: Corporate Secretary.
We received no shareholder proposals for the Meeting.

The Company’s by-laws include advance notice provisions (the “Advance Notice Provisions”) that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to: (i) a “proposal” made in accordance with the ABCA; or (ii) a requisition of the shareholders made in accordance with the ABCA.
Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur. No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions.
In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.
The foregoing is merely a summary of the Advance Notice Provisions, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 14 of our Amended and Restated By-law No. 2, which is filed as Exhibit 3.2 on our Form 8-K filed on April 27, 2021, which can be found at www.sec.gov.
In addition to the Advance Notice Provisions, in 2023 the SEC adopted Rule 14-19 (known as the universal proxy rules), which governs proxy contests for companies subject to the US proxy rules for shareholder meetings held after August 31, 2022. As a result, the Meeting is subject to the universal proxy rules. Under the universal proxy rules, shareholders who seek to nominate a director for election to a company's board of directors must submit to the company not later than 60 days prior to the anniversary date of that company's prior annual meeting the information required under Rule 14a-19. The deadline for compliance with the universal proxy rules' nomination requirements for the annual meeting of shareholders to be held in 2025, provided that meeting is held within 30 days of June 14, 2025, will be April 15, 2025.
The deadline for compliance with the universal proxy rules' nomination requirements for the Meeting was March 18, 2024. As of the date hereof, the Company has not received any valid nominations for directors from any third party.

How are votes counted?

Votes will be counted by the scrutineer appointed for the Meeting, who will separately count, for proposal 1, votes "For" or "Withhold"; with respect to proposal 2, votes “For”, "Withhold” or "Abstain"; and with respect to proposal 3, votes “For,” "Against" or "Abstain", and with respect to proposal 4, votes "For", "Against" or "Abstain". No broker non-votes will be counted.
What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give instructions to his or her bank, broker or other nominee holding the shares as to how to vote on a matter, under the ABCA the bank, broker or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted, you must provide voting instructions to your bank, broker or other nominee holding the shares by the deadline provided in the materials you receive from your bank, broker or other nominee.
How many votes are needed to approve each proposal?
On each proposal to be voted upon, shareholders have one vote for each share owned as of the Record Date. Votes will be counted by the scrutineer. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1
The election to the Board the following nine nominees presented by the Board: Dr. Daniel Billen, R. Hector MacKay-Dunn, Jill Leversage, Jeffrey A. Bailey, Dr. Brinda Balakrishnan, Dr. Robert T. Foster, Peter Greenleaf, Dr. David R.W. Jayne and Dr. Karen Smith.

Directors will individually be elected by a plurality of the "FOR" votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the Company’s Majority Voting Policy. In order not to be subject to the application of our Majority Voting Policy, as further described on page 19, each director nominee must receive more “FOR” votes than “WITHHOLD” votes.
			None	None
2	To approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2025 Annual General Meeting of shareholders or until a successor is appointed.
"FOR" votes from the holders of a majority of votes cast on the question. For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD” or "ABSTAIN" your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.
			None	None
3	To approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation.	This is an advisory vote and the Board will consider the results of the advisory vote when considering future decisions related to such proposal.	None	None
4	To approve an amendment to the Company's Equity Incentive Plan to increase the number of common shares reserved for issuance pursuant to the Equity Incentive Plan	"FOR" votes from the holders of a majority of votes cast on the question.	None	None

What is the quorum requirement?
A quorum of shareholders is necessary for the transaction of business at any meeting of shareholders. A quorum will be present if at least two (2) shareholders, each being a shareholder entitled to vote or a duly appointed proxy or representative for any absent shareholder so entitled, who hold, in the aggregate, no less than thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company carrying voting rights at the meeting. Shares that are voted “FOR,” “WITHHOLD,” “AGAINST,” or “ABSTAIN,” are treated as being present at the Meeting for purposes of establishing a quorum, as are broker non-votes, which occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.
On the Record Date, there were 142,663,526 shares outstanding and entitled to vote (this number excludes 355,839 shares repurchased by the Company that are outstanding and are being submitted for cancellation). Thus, the holders of at least 47,554,009 shares must be present via virtual attendance or represented by proxy at the Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend online at the Meeting. If there is no quorum, the holders of a majority of shares present at the Meeting via virtual attendance or represented by proxy may adjourn the Meeting to another date
How can I find out the Meeting voting results?
Preliminary voting results are expected to be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended current report on Form 8-K to publish the final results.

RECEIPT OF FINANCIAL STATEMENTS
At the Meeting, shareholders will receive and consider the annual consolidated financial statements of the Company for the year ended December 31, 2023 and the auditor’s report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.

PROPOSAL 1
ELECTION OF DIRECTORS

The following section states the names of all of the persons proposed to be nominated by the Company for election as directors, their municipality, province or state and country of residence, their age, their principal occupation, their position in the Company (if any), and the period during which each proposed nominee has served as a director.

The persons named in the Proxy intend to cast the votes to which the shares represented by such Proxy are entitled FOR the election of each of the nominees to the Board set forth in this Proxy Statement/Circular, unless otherwise directed by the shareholders instructing them.

The Company is not aware that any of the below nominees will be unable or unwilling to serve; however, should the Company become aware of such an occurrence before the election of directors takes place at the Meeting, if one of the persons named in the Proxy is appointed as proxy holder, it is intended that the discretionary power granted under such Proxy will be used to vote for any substitute nominee or nominees whom the Company in its discretion may select.

Directors are elected by a plurality of the "FOR" votes of the holders of shares by remote attendance at the Meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the nine nominees receiving the highest number of affirmative votes will be elected. However, in order not to be subject to the application of our Majority Voting Policy, as further described below, each director nominee must receive more “FOR” votes than “WITHHOLD” votes. Holders of proxies solicited by this Proxy Statement/Circular will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s nine nominees. If elected, each director will hold office until the next annual meeting of shareholders or until their successor is duly elected, unless their office is vacated earlier in accordance with the by-laws of the Company or the ABCA.

On September 21, 2023, we entered into a cooperation agreement (the “Cooperation Agreement”) with MKT Capital Ltd., MKT Tactical Fund, SP and Antoine Khalife (collectively, “MKT”).

Pursuant to the Cooperation Agreement, we agreed to appoint Dr. Robert T. Foster to the Board, with an initial term expiring at the Meeting.

Under the terms of the Cooperation Agreement, MKT agreed to abide by certain customary standstill restrictions (subject to certain exceptions) and voting commitments, including voting in support of all nominees for director that we put forward at the Meeting, and voting in favor of all other matters put forward at the Meeting (subject to certain exceptions) until October 31, 2024 provided that we re-nominate Dr. Foster at the Meeting and Dr. Foster agrees to such re-nomination.

Nominees for Election

Our Governance & Nomination Committee of the Board ("G&N Committee") and our Board seek to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, our Board has identified and evaluated nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that our Board views as critical to effective functioning of our Board. The brief biographies below include information, as of the date of this Proxy Statement/Circular, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that qualify such director or nominee to serve on our Board.

Name, Province, State and Country of Residence	Date First Elected / Appointed	Age	Present Principal Occupation	Position Held With the Company
Dr. Daniel G. Billen Mississauga, Ontario Canada	April 29, 2019	70	Retired, previously commercial GM/VP at Amgen Inc., a biotechnology company	Chairman of the Board
Peter Greenleaf Potomac, Maryland United States	April 29, 2019	54	President and Chief Executive Officer ("CEO") of the Company	Director, President and Chief Executive Officer
Dr. David R. W. Jayne Cambridge United Kingdom	May 26, 2015	67
Professor of Clinical Autoimmunity in the Department of Medicine at the University of Cambridge, UK; fellow of the Royal Colleges of Physicians of London and Edinburgh, and the Academy of Medical Science; certified nephrologist and an Honorary Consultant Physician at Addenbrooke’s Hospital, Cambridge UK
				Director
R. Hector MacKay-Dunn Vancouver, British Columbia Canada	June 26, 2019	73	Senior Partner, Farris LLP	Director
Jill Leversage Vancouver, British Columbia Canada	November 13, 2019	67	Corporate Director	Director
Dr. Brinda Balakrishnan San Francisco, California United States	June 14, 2021	44	Executive Vice President, Chief Corporate Strategy and Business Development Officer of BioMarin Pharmaceutical Inc.	Director
Dr. Karen Smith Snowmass Village, CO United States	August 18, 2023	56	Independent Consultant	Director
Jeffrey A. Bailey Melvin Village, NH United States	August 18, 2023	62	Former CEO of BioDelivery Sciences International, Inc.; Corporate Director	Director
Dr. Robert T. Foster Edmonton, Alberta Canada	September 21, 2023	65	Adjunct Professor, Faculty of Pharmacy and Pharmaceutical Sciences, University of Alberta	Director

Dr. Daniel G. Billen, Ph.D., Director, Chairman of the Board and Chair of the Compensation Committee
Dr. Daniel Billen has over 40 years of experience in commercialization of pharmaceutical and biotech products both in Europe and North America. He started with Janssen Pharmaceuticals in its Belgian headquarters in cardiovascular global marketing in 1979. Dr. Billen became head of marketing and sales for Janssen Pharmaceutical’s newly formed affiliate in Canada in 1983 launching multiple products into the Canadian market. In 1991, Dr. Billen moved to Amgen Inc. to lead its Canadian operations as their first General Manager. He moved to Amgen’s headquarters in California in 2011 where he led the U.S. Commercial Operations Business Unit and later the combined Nephrology and Inflammation business unit as their VP/GM. In 2017, Dr. Billen took on the role of VP of Global Commercial initiatives with focus on the evolving US payer landscape. Dr. Billen received his PhD in chemistry from the University of Louvain in Belgium. Our Board believes Dr. Billen’s background, corporate pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Peter Greenleaf, Director, President and CEO

Peter Greenleaf currently serves as the President, Chief Executive Officer and member of the Board since April 29, 2019. From March 2018 to April 2019, Peter served as the Chief Executive Officer and a member of the board of directors of Cerecor, Inc. (NASDAQ: CERC). From March 2014 to February 2018, Peter served as CEO and Chairman of Sucampo Pharmaceuticals, Inc. (NASDAQ: SCMP) ("Sucampo"), a company that focused on the development and commercialization of medicines to meet major unmet medical needs of patients worldwide until it was sold in February 2018 to U.K. pharmaceutical giant Mallinckrodt plc. Peter also served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Peter was employed by Medlmmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Peter also served as President of Medlmmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of Medlmmune, Peter was Senior Vice President, Commercial Operations of MedImmune, responsible for its commercial, corporate development and strategy functions. Peter has also held senior commercial roles at Centocor, Inc. (now Janssen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim (now Roche Holdings) from 1996 to 1998. He was a member of the board of directors of Antares Pharmaceuticals, Inc. (NASDAQ: ATRS) until its sale to Halozyme Therapeutics, Inc. on May 24, 2022, and was the Chairman of the board of directors of BioDelivery Sciences International, Inc (NASDAQ: BDSI) until its sale to Collegium Pharmaceuticals in March 2022. Peter earned an MBA degree from St. Joseph’s University and a BS degree from Western Connecticut State University. Our Board believes Mr. Greenleaf’s background, role with the Company, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. David R.W. Jayne, MD FRCP FRCPE FMedSci, Director

Dr. David Jayne has been a Professor of Clinical Autoimmunity in the Department of Medicine at the University of Cambridge, UK since 2017. Dr. Jayne received his MB BChir in Surgery and Medicine from Cambridge University, Cambridge, England. He received postgraduate training at several London hospitals and Harvard University. He is a fellow of the Royal College of Physicians of London and Edinburgh, and the Academy of Medical Science. He is a certified nephrologist and an Honorary Consultant Physician at Addenbrooke’s Hospital, Cambridge UK. Dr. Jayne is a medical advisor to UK, U.S. and EU regulatory bodies, patient groups and professional organizations. He has published more than 400 peer-reviewed journal articles, book chapters and reviews. He was elected the first President of the European Vasculitis Society in 2011 and is a member of the ERA-EDTA immunopathology working group and he co-chairs the EULAR/ERA-EDTA task force on lupus nephritis. Dr. Jayne’s research includes investigator-initiated international trials and the introduction of newer therapies in vasculitis and SLE with collaborators on five continents. Our Board believes Dr. Jayne’s background and medical expertise in the nephrology area, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

R. Hector MacKay-Dunn, J.D., K.C., Director, Chair of the Governance & Nomination Committee

Mr. MacKay-Dunn has over 30 years of practice experience providing legal advice to high-growth public and private companies and public institutions, over a broad range of industry sectors including early and advanced stage life sciences, health, technology, cleantech, exploration and development mining companies, large-scale long-term infrastructure services projects, many of which achieving valuations exceeding CDN$1 billion, advising on corporate domestic and cross border public and private securities offerings, mergers and acquisitions and international partnering and licensing transactions, and Boards of Directors and Independent Board Committees on corporate governance matters. Mr. MacKay-Dunn is recognized in Lexpert® in Finance and M&A, Technology, Health Sciences and Mining; in The Best Lawyers in Canada 2024 and in Chambers Canada 2024. Mr. MacKay-Dunn received the 2014 Life Science Milton Wong Award, King’s Counsel (BC) designation in 2003 upon recommendation by the attorney general of British Columbia for exceptional merit and contribution to the legal profession and "AV" preeminent legal ability rating from Martindale-Hubbell. Mr. MacKay-Dunn has served as board member with a number of private and public companies including Arbutus Biopharma Corp., XBiotech Inc. and QLT Inc., and the Board of the BC (British Columbia) Tech Association, Chairman of LifeSciences British Columbia and Genome British Columbia and the Board of Tennis Canada. Our Board believes his background and broad legal practices as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Jill Leversage, Director, Chair of the Audit Committee

Prior to retirement, Ms. Leversage was a senior investment banker with over 30 years of experience in investment banking and private equity. She was a Managing Director, Corporate and Investment Banking for TD Securities Inc. from May 2002 to May 2011 and Former Managing Director at Highland West Capital Ltd. from June 2013 to January 2016. She currently serves on several public and private company boards, including MAG Silver Corp. (TSX/NYSE A: MAG) (a mining company) and RE Royalties Ltd. (TSXV: RE) (a finance company specializing in renewable energy). She is a fellow of the Institute of Chartered Professional Accountants of British Columbia and also a Chartered Business Valuator (ret.) of the Canadian Institute of Chartered Business Valuators. Our Board believes her background, financial experience and qualifications as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies her to serve on the Board.

Dr. Brinda Balakrishnan, M.D., Ph.D., Director

Brinda Balakrishnan, M.D., Ph.D. has been at BioMarin since 2016 and currently serves as their Executive Vice President Chief Corporate Strategy and Business Development Officer. Dr. Balakrishnan leads their initiatives on corporate strategy, mergers and acquisitions and licensing.

Prior to joining BioMarin, Dr. Balakrishnan was the Co-founder and Vice President of Corporate Strategy and Product Development at Vision Medicines, Inc., a start-up focused on developing treatments for rare ophthalmic diseases. Before Vision Medicines, she spent two years as a consultant at McKinsey & Company in the healthcare practice, serving clients across small biotech, large pharma and provider groups on topics related to corporate strategy, corporate and business development and operations. Prior to McKinsey, Dr. Balakrishnan was in business development at Genzyme.

Dr. Balakrishnan earned a B.S. from the Massachusetts Institute of Technology (MIT) in chemical engineering and a Ph.D. from MIT in biomedical engineering and chemical engineering. She also earned an M.D. from Harvard Medical School and conducted her medical training in internal medicine at Beth Israel Deaconess Medical Center in Boston, a Harvard hospital. Our Board believes Dr. Balakrishnan's background, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies her to serve on the Board.

Dr. Karen Smith, Director

Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M., has served on the Board since August 2023. Dr. Smith is a life sciences thought leader with over 20 years of biopharmaceutical experience bringing drugs into the clinic and through commercialization. She has been a key contributor to the successful development of multiple FDA and EMA approved products in several therapeutic areas, including oncology (Herceptin, Vyxeos), rare disease (Defitelio), cardiology (Irbesartan), dermatology (Voluma, Botox), neuroscience (Abilify) and anti-infectives (Teflaro). Since November 2018, Dr. Smith has been providing consulting services internationally. Dr. Smith currently acts as an independent consultant providing services to various pharmaceutical and Biotechnology companies. From January 2022 to September 2023, Dr. Smith served as Chief Medical Officer of Quince Therapeutics, Inc., formerly Cortexyme, Inc., formerly Novosteo, Inc., a public biopharmaceutical company. From April 2020 to December 2021, Dr. Smith served as Chief Medical officer of Emergent BioSolutions, Inc., a public biopharmaceutical company. From May 2019 to January 2020, Dr. Smith served as President and Chief Executive Officer of Medeor Therapeutics, Inc., a biotechnology company. From June 2018 to May 2019, Dr. Smith served as Chief Executive Officer of Eliminate Cancer, Inc. Dr. Smith holds several degrees, including an M.D. from the University of Warwick, a Ph.D. in oncology from the University of Western Australia, an M.B.A. from the University of New England and an L.L.M. (Masters in Law) from the University of Salford. Dr. Smith serves on the board of directors of Sangamo Therapeutics, Inc., a publicly biopharmaceutical company and Capstan Therapeutics, a private biotechnology company. Dr. Smith previously served on the board of directors of Talaris Therapeutics, Inc., a public biotechnology company from May 2022 to December 2023, Antares Pharma, Inc., a public pharmaceutical company from March 2019 to May 2022, Acceleron Pharma, Inc., a public biopharmaceutical company from November 2017 to December 2021, Sucampo Pharmaceuticals, Inc. from July 2017 to February 2018, and Forward Pharma A/S, from June 2016 to June 2017, and serves as the chair of the Strategic Advisory Board of Emyria Limited, a healthcare technology and services company. Our Board believes Dr. Smith's background, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies her to serve on the Board.
Jeffrey A. Bailey, Director
Jeffrey A. Bailey has significant pharmaceutical and biotech leadership experience, with expertise in supply chain, commercial, finance, business development, and product development. He has deep experience managing shareholder expectations and company objectives to achieve a successful outcome. Mr. Bailey has held multiple President, Chief Executive Officer, and leadership roles at biotech and pharmaceutical companies where he oversaw improvements in strategic operations and led the organizations through successful acquisitions. Since 2020, Mr. Bailey has served as Chairman of the Board at Tekla Capital Management, a registered investment adviser with four, multi-billion dollar, closed-end funds that predominately invest in the securities of public and private healthcare companies. Tekla was acquired in 2023 by Aberdeen and Mr. Bailey continues as a board member. He also served as Chairman of the Board of Aileron Therapeutics 2017 – 2023 before acquisition. Mr. Bailey began his career in 1984 at the Johnson & Johnson Family of Companies where he earned successive leadership roles over the course of 20 years. He holds a degree in Business Administration from Rutgers University in New Brunswick, NJ. Our Board believes Mr. Bailey's background, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. Robert T. Foster, Director

Dr. Robert T. Foster was the CEO of Hepion Pharmaceuticals, based in Edison, NJ and Edmonton, Canada from October, 2018 to December, 2023. He is also an Adjunct Professor, Faculty of Pharmacy and Pharmaceutical Sciences, University of Alberta, and is currently a Board member of Transcriptome Sciences Inc. Dr. Foster first began working on cyclophilin drug development in 1988 and has more than 30 years of pharmaceutical and biotech experience. Dr. Foster founded Isotechnika Pharma Inc. in 1993 and was its Chairman and CEO for approximately 21 years. During his tenure at Isotechnika, Dr. Foster discovered voclosporin. In 2002, Dr. Foster structured a USD $215 million licensing deal, Canada’s largest at the time, for voclosporin for kidney transplant immunosuppression with Hoffman-La Roche. He served as founding Chief Executive Officer, and subsequently Chief Scientific Officer, of Aurinia after it was acquired by Isotechnika in 2013. Today, voclosporin is Aurinia’s FDA-approved therapy for lupus nephritis, marketed under the brand name LUPKYNIS®. Dr. Foster holds undergraduate degrees in chemistry and pharmacy and has a post-graduate PharmD and Ph.D. in pharmaceutical sciences. Dr. Foster served as a tenured Associate Professor in the Faculty of Pharmacy and Pharmaceutical Sciences at the University of Alberta from 1988 to 1997. From 1990 to 1994, Dr. Foster was Medical Staff, Scientific and Research Associate in the Department of Laboratory Medicine at the Walter C. Mackenzie Health Sciences Centre. Dr. Foster has over 225 published papers, abstracts, and book chapters and is named on 207 patents as inventor. Our Board believes Dr. Foster's background, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Skills Matrix
The Company’s director nominees bring a number of skills and experience to the Board. The image below gives a snapshot of the top skills of each director nominee. You can read about each nominee in the director nominee profiles above.

	Dr. Daniel G. Billen	Peter Greenleaf	Jill Leversage	Dr. David R.W. Jayne	R. Hector MacKay-Dunn	Dr. Brinda Balakrishnan	Dr. Karen Smith	Jeffrey A. Bailey	Dr. Robert T. Foster
Management/Operations	√	√	√	√		√	√	√	√
CEO/CFO/COO experience	√	√	√				√	√	√
Industry Experience	√	√			√	√	√	√	√
Commercialization	√	√					√	√	√
Manufacturing/Supply Chain		√						√	√
Government Relations	√	√			√			√
Finance/Financial Industry	√	√	√		√	√	√	√	√
Accounting/Auditing	√	√	√
Risk Management	√	√			√		√	√	√
Mergers & Acquisitions	√	√	√		√	√	√	√	√
Legal/Regulatory	√				√		√		√
Corporate Governance	√	√	√	√	√		√	√	√
Capital Markets		√	√		√	√	√	√	√
Executive Compensation	√	√			√		√	√	√
Information Technology/ Cyber Security	√		√				√	√
Research/Development		√		√		√	√		√
Clinical Development	√	√		√		√	√		√
Business Development/ Strategy Development	√	√	√		√	√	√	√	√
Health & Safety				√				√
International Markets	√	√					√		√

Board Diversity Matrix (As of December 31, 2023)
We have adopted a written Diversity Policy, which focuses on the identification and nomination of directors and executive officers, and requires that the Board consider diversity on the Board from several aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or our executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed our Diversity Policy in considering potential candidates for election and appointment of members of the Board and the executive team.
The Governance & Nomination Committee of the Board regularly considers our Diversity Policy and our diversity needs, and reports to the Board as needed on our advancements related to this policy. In connection with such reviews, the Governance & Nomination Committee will consider the effectiveness of our approach to diversity and will recommend to the Board any changes that it considers appropriate.

The following table sets out voluntarily disclosed information regarding certain diversity elements for our Board.

Board Size
Total Number of Directors		9
Gender:	Female	Male	Non-Binary	Did not Disclose Gender
Directors	3	6	—	—
Number of Directors who identify in Any of the Categories Below:
Asian	1	—	—	—
White	2	6	—	—
LGBTQ+	—	—	—	—
Persons with Disabilities	—	—	—	—

As set out in our prior year proxy, we intended to increase female representation to over 30% prior to the Meeting. Our Board is now made up of 33% female board members. We believe in the efficacy of a right-sized and highly engaged Board. Our three existing female Board members play a significant role in achieving this important goal of the Company.

Majority Voting Policy
The Company has adopted a Majority Voting Policy where if, with respect to any particular nominee being voted on for election at any meeting where shareholders vote on the uncontested election of directors, the number of shares withheld exceeds the number of shares voted in favor of the nominee, then for purposes of the Majority Voting Policy the nominee shall be considered not to have received the support of the shareholders, even though duly elected as a matter of corporate law. If a director receives more withheld votes than for votes at the election of directors, pursuant to our Majority Voting Policy such director is required to forthwith tender their resignation. An uncontested election means the number of director nominees for election is the same as the number of directors to be elected to the Board. Within 90 days of the relevant shareholders’ meeting, the Board will make its determination whether or not to accept the resignation and issue a press release either announcing the resignation of the director or explaining the reasons justifying its decision not to accept the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any committee at which the resignation is considered.
The director nominees have agreed to comply with the Company’s Majority Voting Policy. Pursuant to the language in such policy “Any future nominees for election to the Board will be asked to agree to comply with this policy before they are nominated for election, or otherwise appointed, to the Board.”
Advance Notice Requirements
The Company’s by-laws include advance notice provisions (the "Advance Notice Provisions") that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to: (i) a "proposal" made in accordance with the ABCA; or (ii) a requisition of the shareholders made in accordance with the ABCA.
Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur. No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions.
In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the tenth day following the day on which the first public announcement of the date of the special meeting was made.
The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions.
In addition to the Advance Notice Provisions, in 2023 the SEC adopted Rule 14-19 (known as the universal proxy rules), which governs proxy contests for companies subject to the US proxy rules, for meetings held after August 31, 2022. As a result, we are subject to the new universal proxy rules. Under the universal proxy rules, shareholders who seek to nominate a director for election to a company's board must submit, to the company not later than 60 days prior to the anniversary date of that company's prior annual meeting (1) the name(s) of the nominee(s) it intends to solicit proxies for, and (2) a representation that the shareholder will solicit at least 67% of the company's shareholders. The deadline for compliance with the universal proxy rules' nomination requirements for the annual meeting of shareholders to be held in 2025, provided that meeting is held within 30 days of June 14, 2025, will be April 15, 2025.
The deadline for compliance with the universal proxy rules' nomination requirements for the Meeting was March 18, 2024. As of the date hereof, the Company has not received any valid nominations for directors from any third party.
Required Vote
Directors will individually be elected by a plurality of the votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. However, under our Majority Voting Policy, as further described above, a director is required to forthwith tender their resignation if the director receives more "WITHHOLD” votes than “FOR” votes. Abstentions will have no effect and broker non-votes will not be counted.

Our Board unanimously recommends
that you vote “FOR” each named nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
Corporate Governance Highlights and Guidelines

We recognize the importance of a good framework for sound, long-term oriented governance. We are committed to the highest standards of corporate governance and generally align our corporate governance with the best practice principles. We highlight our following best practices with regard to governance:

✓ Majority of the Board is independent (77.8%)	✓ Annual board and committee self- evaluation	✓ Majority voting in uncontested elections
✓ Presiding Chairman is an independent director	✓ Proxy access	✓ No poison pill in effect
✓ Separate Non-Executive Board Chair and CEO roles	✓ Annual director elections	✓ Stock ownership guidelines for directors
✓ Wholly independent Audit, Compensation and G&N Committees	✓ Regular executive sessions of independent directors	✓ Regular director refreshment
Independence of the Board of Directors
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his family members has engaged in various types of business dealings with us and that the director is not associated with the holders of more than 5% of our common shares. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that all our directors, except Peter Greenleaf and Robert Foster, are independent directors, as defined under applicable Nasdaq and Canadian rules. In making such a determination, our Board considered the relationships that each director has with our company and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our common shares by each non-employee director. Mr. Greenleaf is considered to have a material relationship with Aurinia by virtue of being the President and CEO. Dr. Foster is considered to have a material relationship due to an ongoing deferred compensation arrangement between the Company and Dr. Foster.
There are no family relationships among any of our directors or executive officers. In addition, to avoid potential conflicts of interest, Dr. Daniel Billen, Director and Chairman of the Board, is not an executive.
Board Leadership Structure
Our Board has an independent Chairman, Dr. Billen who has authority, among other things, to preside over Board meetings, and shall have such powers and duties as may from time to time be assigned by the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests. As a result, we believe that having an independent Chairman can enhance the effectiveness of our Board as a whole. Dr. Billen also leads all meetings of non-employee directors, which are held regularly to allow for the exercise of independent consideration by the Board.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. The Board as a whole regularly (and no less than annually) reviews management's annual enterprise risk assessment and business continuity process. In particular, our Audit Committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, as well as business related risks (such as leadership, continuity, cybersecurity, and matters relating to our commercial activities), reviewing as required our processes around the management and monitoring of such risks, as well as conducting a risk assessment review. As an additional measure, the G&N Committee conducts an annual review of all of our corporate governance and Board related policies and charters, and recommends any updates that may be applicable to the full Board for approval. Both the Board as a whole and the various standing committees receive periodic reports from the standing committees, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Meetings of the Board of Directors
In 2023, our Board met eighteen times, the Audit Committee met four times, the G&N Committee met six times, the Compensation Committee met six times. Each Board and committee member that is standing for election attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. The Company’s independent directors met five times in executive sessions during fiscal year 2023, at which only independent directors were present in compliance with applicable Nasdaq listing standards. Dr. Milne, the Chairman of our Board until June 2023 and Dr. Billen, the Chairman of our Board thereafter, presided over the executive sessions during their respective tenures. The Company does not require members of the Board to attend its annual meeting of shareholders; however, Dr. Daniel Billen, Joseph P. Hagan, Dr. David Jayne, Jill Leversage, Hector MacKay-Dunn, Dr. George Milne, Dr. Brinda Balakrishnan, and Peter Greenleaf (being all of the Directors nominated for election at that meeting) attended the Company’s last annual meeting of shareholders held on May 17, 2023.
The following table sets forth the number of meetings held by the Board and each of its committees during the fiscal year ended December 31, 2023, and the attendance of each Director (in the case of committees of the Board, the attendance of each member of such committees) at those meetings. The Board preschedules one meeting per quarter, and all other meetings are held on an ad hoc basis, including often on short notice. For any meeting that a Director misses, either the CEO or the Chairman of the Board connects either in advance of the Board meeting to discuss the anticipated items to be raised, or following the meeting for feedback from the Director.

Director	Board	Audit	Compensation	Governance & Nomination
Peter Greenleaf	18/18	-	-	-
Dr. George Milne(1)	6/6	2/2		3/3
Joseph Hagan(1)	6/6	2/2	3/3
Dr. David R.W. Jayne	14/18	-	-	6/6
Dr. Daniel Billen	17/18	2/2	3/3
R. Hector MacKay-Dunn	18/18		6/6	6/6
Jill Leversage	18/18	4/4	-	3/3
Dr. Brinda Balakrishnan	13/18	0/1	6/6	-
Dr. Karen Smith(2)	4/5	1/1		-
Jeffrey A. Bailey(2)	3/5	1/1	2/2
Robert Foster(3)	3/3	-	-	-
(1)Dr. Milne and Mr. Hagan ceased to be directors and therefore committee members as of June 29, 2023.
(2)Dr. Karen Smith and Mr. Bailey were not appointed as directors until August 18, 2023.
(3)Robert Foster was not appointed as a director until September 21, 2023.

Information Regarding Audit, Compensation and G&N Committees of the Board of Directors
Our Audit Committee, Compensation Committee, and G&N Committee have authority to engage legal counsel or other experts or consultants as each deems appropriate to carry out its responsibilities. Our Board has determined that each member of these committees meets the applicable Nasdaq rules and regulations and Canadian securities laws regarding “independence” and each member is free of any relationship that would impair their individual exercise of independent judgment with regard to the Company.
The following table provides our current committee membership for each of these committees.

Director	Audit	Compensation	Governance and Nomination
Dr. David R.W. Jayne			X
Dr. Brinda Balakrishnan		X
Dr. Karen Smith	X
Jeffrey A. Bailey	X	X
Dr. Daniel Billen	X	X*
R. Hector MacKay-Dunn		X	X*
Jill Leversage	X*		X
* Committee Chairperson
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, ("PCAOB") and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2023 Annual Report, which was filed on February 15, 2024.
Jill Leversage, Chair
Dr. Karen Smith
Dr. Daniel Billen
Jeffrey A. Bailey

The information in this Audit Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (Securities Act) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement/Circular. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement/Circular and incorporated by reference into the Company’s 2023 Annual Report, which was filed with the SEC on February 15, 2024.

Dr. Daniel Billen, Chair
R. Hector MacKay-Dunn
Dr. Brinda Balakrishnan
Jeffrey A. Bailey

The information in this Compensation Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The composition and functions of our Audit Committee, Compensation Committee and G&N Committee are described below.
Audit Committee
Our Audit Committee consists of Jill Leversage, Dr. Karen Smith, Dr. Daniel Billen and Jeffrey A. Bailey. Jill Leversage serves as chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Jill Leversage is an audit committee financial expert as such term is defined by the SEC rules and has the requisite financial experience as defined by the applicable Nasdaq rules and applicable Canadian securities laws. Each of the members of our Audit Committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act and satisfies the independent director requirements under the Nasdaq rules.
Our Audit Committee charter sets forth the responsibilities of the Audit Committee consistent with the rules and regulations of the applicable SEC and the Nasdaq rules, including the following:
•oversight of our independent registered public auditor and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board;
•recommending the engagement or termination of the person filling the office of our internal auditor;
•reviewing and recommending to the Board with respect to our annual consolidated financial statements and related disclosures;
•approving our interim unaudited condensed consolidated financial statements;
•overseeing our whistleblower program and our Code of Conduct;
•recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our Board; and
•reviewing the Company's approach to risk mitigation with respect to IT and cybersecurity.
Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the auditors are independent of management.
We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, all applicable SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Audit Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Compensation Committee
Our Compensation Committee consists of Dr. Daniel Billen, R. Hector MacKay-Dunn, Jeffrey A. Bailey and Dr. Brinda Balakrishnan. Dr. Daniel Billen serves as chairperson of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee and applicable Canadian securities laws.
Our Compensation Committee charter sets forth the responsibilities of the Compensation Committee, which include:
•reviewing, evaluating and making recommendations on the employment, appointment and compensation arrangements of our CEO;

•together with our CEO, reviewing, evaluating and approving the employment, appointment and compensation arrangements for our other executive officers;
•reviewing and recommending our corporate goals;
•overseeing the administration of our Equity Incentive Plan; and
•reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.
The Company’s compensation philosophy and guiding principles are designed to:
•support the attraction, retention and engagement of global talent and talent mobility while recognizing differences across labor markets, where appropriate;
•engage our talent to achieve critical business and financial objectives, research and development ("R&D") and product milestones that are set by management and the Board, through strategically-aligned annual and long-term incentive programs, as appropriate;
•provide target total direct compensation opportunities that are generally aligned with the competitive market 50th percentile and provide both upside and downside earning potential based on company performance; and
•maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.
The Compensation Committee may retain special legal, accounting, financial or other consultants to advise the Compensation Committee at the Company's expense including any executive search firm or any compensation consulting firm. Any such consultant or advisor shall liaise with and be answerable to the Chair of the Compensation Committee, on behalf of the Compensation Committee. See "Executive Compensation" for further information relating to the Compensation Committee's engagement of Willis Towers Watson US LLC ("WTW") as a compensation consultant in respect of, among other things, executive compensation.

We believe that the composition and functioning of our Compensation Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Compensation Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Governance & Nomination Committee
Our G&N Committee consists of R. Hector MacKay-Dunn, Jill Leversage and Dr. David R.W. Jayne. R. Hector MacKay-Dunn serves as chairperson of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and applicable Canadian securities laws.
Our G&N Committee charter sets forth the responsibilities of the G&N Committee, which include:
•develop and monitor our overall approach to environmental, social and corporate governance ("ESG") matters, on behalf of the Board;
•making recommendations to the Board regarding corporate governance matters;
•reviewing and evaluating the performance of the Board;
•selecting or recommending to the Board for selection candidates to the Board;
•making other recommendations to the Board regarding affairs relating to our directors; and
•considering whether the Board and the Company’s executive team is in need of diversity, including in respect of age and gender, and whether to establish specific diversity targets for the makeup of the Board and the Company’s executive team in accordance with the Company’s Diversity Policy (as defined below).

We believe that the composition and functioning of our G&N Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
At this time, the G&N Committee does not have a written policy with regard to the consideration of director candidates recommended by shareholders. The G&N Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership. However, the G&N Committee would review any shareholder-recommended candidate in substantially the same manner as it would any other candidate, including: 1) reviewing prior experience of the candidate to determine whether they had a background that is appropriate to the Company (including corporate, medical or pharmaceutical experience); and 2) reviewing the existing skill set of the Board (as set out above for the current directors under "Skills Matrix") to determine if the candidate was meeting a gap in the existing Board's skill set. The skills set out under "Skills Matrix" are currently the broad group of skills that the Board considers desirable to be covered by directors of the Company. Any nominations by shareholders must also be conducted in compliance with the Advance Notice Provisions and the universal proxy rules described under Proposal 1. If the G&N Committee (and the Board, on recommendation of the G&N Committee) determines to nominate a shareholder-recommended candidate, then the name of the shareholder-recommended candidate will be included in our proxy card for the next annual meeting.
In identifying potential candidates, the G&N Committee may take any approaches it considers reasonable. These may include canvassing existing networks of the Board and the Company's management team to identify candidates, reaching out to applicable industry groups, or employing a search firm.
Diversity Policy
The Company has adopted a written policy with respect to the identification and nomination of directors and executive officers (the "Diversity Policy"). The Diversity Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to gender, age, ethnicity, cultural diversity and relevant experience. In addition, when assessing and identifying potential new members to join the Board or the Company’s executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed the Diversity Policy in considering the pool of candidates for election and appointment of members of the Board and the executive team.
The G&N Committee regularly considers the Company's Diversity Policy and the diversity needs of the Company and reports to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the G&N Committee considers the effectiveness of the Company’s approach to diversity and recommends to the Board any changes that it considers appropriate. See the "Board Diversity Matrix" in Proposal 1 for further information regarding the diversity of our Board.
A copy of our G&N Committee charter is available for review on the “Investors & Media - Governance and Documents - Corporate Governance Charter” page of our Company’s website at www.auriniapharma.com.
Other Board Membership
The following table identifies the directors and nominees for election as directors who also act as directors for other reporting issuers or their equivalent.

Name	Name of Issuer	Name of Exchange of Market
R. Hector MacKay-Dunn	Copper Fox Metals Inc.	TSXV:CUU
Dr. Karen Smith	Sangamo Therapeutics, Inc. Emyria Limited	NASDAQ: SGMO ASX: EMD
Jill Leversage	MAG Silver Corp. RE Royalties Ltd.	TSX/NYSE A:MAG TSXV:RE

Compensation Committee Interlocks and Insider Participation
Drs. Billen and Balakrishnan and Messrs. Hagan, MacKay-Dunn and Bailey served as members of our Compensation Committee during 2023. None of our directors who serve as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.
Shareholder Communications with the Board of Directors
The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at Aurinia Pharmaceuticals Inc., #140, 14315 - 118 Avenue, Edmonton, Alberta, T5L 4S6 Canada, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Corporate Responsibility
As part of our mission to improve the lives of people with autoimmune diseases, we believe we must take a wholistic approach to strengthen our impact on the communities we serve. Please see our most recent Environmental, Social and Governance report available on our website at www.auriniapharma.com.
Employees
As of December 31, 2023, we employed 303 employees: 257 employees in the United States, 42 employees in Canada, and 4 employees in the United Kingdom, all of whom are expected to live our vision, mission and values, and adhere to the Company’s Code of Ethics and Conduct ("Code of Conduct"). As stated in the Company's Code of Conduct, we are committed to treating each of our employees fairly, and to maintaining employment practices based on equal opportunity for all employees. Our Diversity Policy promotes cultural diversity and respects people irrespective of age, race, color, sex, sexual preference, nationality, or physical condition. This policy is a living document that is maintained and reviewed at least annually.
The Compensation Committee of our Board has the primary responsibility for overseeing our human capital management activities, including assessing the effectiveness of employee programs and advising management on strategic goals and overall human resource strategies. Other committees may also have responsibilities that impact our human capital management. Within management, our human resources function has global management responsibility for advising and assisting the business on human resource matters and executing our overall human capital management strategies.

We have no collective bargaining agreements with our employees, and we have not experienced any work stoppages.
All of our employees are required to observe high standards of business and personal ethics in the conduct of their duties and responsibilities. It is the responsibility of all of our employees to comply with our Code of Conduct and to report any actual or suspected misconduct, illegal activities or fraud. To that end, employees are encouraged to report any such activities to their supervisor or our Chief Compliance Officer. Under the oversight of the Audit Committee of our Board, we have established a Whistleblower Policy, which includes that we maintain a whistleblower hotline that is available to all our employees to report any concerns. The hotline is facilitated by an independent third party and all communications are routed to our General Counsel for investigation and resolution. The single exception to this routing is if a complaint implicates the General Counsel, in which case it will automatically go to the Chair of the Audit Committee. We have also defined a Bullying and Harassment Policy and process, which are available to our employees on our internal website.
Corporate Governance and Risk Management
We understand that adhering to established good corporate governance practices is critical to earning and maintaining the trust of our shareholders, customers, employees, and other stakeholders, and is essential to building long-term value. Our G&N Committee is responsible for developing our approach to ESG issues and implementing high standards of corporate governance practices. Our CEO, CFO and Chief Compliance Officer are also responsible for leading and managing our approach to corporate social responsibility.
An effective control system enables companies to pursue their objectives consistently through informed decisions. As part of our commitment, we have established a consistent monitoring and control system across operations. This includes internal controls over financial reporting, the use of best practices (including good clinical, manufacturing, safety, and other practices), delivered through a comprehensive quality management system ensuring quality control and assurance across the enterprise, accuracy of government reporting and routine internal audits over key functions of our business.

The Company has a proactive approach to addressing risk, helping to safeguard the long-term sustainability of its business. The crisis management and business continuity program enables Aurinia to refresh our list of current risks and mitigating factors and establish crisis management instructions with a detailed plan for each business department outlining critical processes, internal and external dependencies and recovery strategies.

The Information Security Policy, in line with best practices such as GDPR (EU General Data Protection Regulation), manages and executes the information security framework for preserving the confidentiality, integrity, availability, and privacy of our information assets. Routine information security training and updates are rolled out to the employee population and metrics are tracked to ensure we have a strong security posture. An information security update is provided quarterly to the Audit Committee, with a detailed review provided at least annually.
Ethical Business Conduct
The foundation of our corporate governance principles and practices are built on our reputation for openness, integrity, and accountability. It is these principles that guide us every day. We have adopted a Corporate Code of Ethics and Conduct, our Code of Conduct, applicable to all of our employees, executive officers and directors. The Code of Conduct is also available on our website.
The Audit Committee of our Board is responsible for monitoring the implementation of the Code of Conduct and must approve any material changes to or waivers of the Code of Conduct regarding our directors or executive officers, and disclosures made in our annual report in such regard. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the applicable stock exchange concerning any amendments to, or waivers from, any provision of the Code of Conduct. There have been no waivers from the Code of Conduct sought or granted.
The Code of Conduct is part of our commitment to adhere to the highest levels of ethical, compliance and legal standards. Detailed information on other aspects of our corporate governance policies and programs, which include our Anti-Fraud Policy, are available on our website. In addition to these corporate governance policies, we also maintain written policies and procedures that are established to ensure all of our interactions with health care practitioners are ethical and in line with ever evolving laws and guidance in each of the jurisdictions in which we operate. Each of these are reviewed on a regular basis to ensure they are up to date, and all applicable members of our team are trained on them.

To help foster this culture, we have a Board that is comprised of accomplished leaders from various backgrounds and a breadth of experience in scientific and corporate matters. They set our goals and make determinations on material business initiatives and decisions, as well as set the direction for our business. They also act as an oversight function for our management team. You can see the skills that each of our directors brings earlier in this proxy under the heading "Nominees for Election - Skills Matrix".
Hedging Policy

Our Insider Trading Policy prohibits our employees, executive officers, directors and other insiders from engaging in hedging transactions that involve derivative securities such as short sales, puts, calls, and other speculative transactions (excluding stock options that the Company may issue to them) with respect to our common shares at any time regardless of insider status.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the directors and officers of the Company, no director nominee of the Company:
1.is, as at the date of this Proxy Statement/Circular, or has been, within ten years before the date of this Proxy Statement/ Circular, a director, CEO or Chief Financial Officer ("CFO") of any company, that:
a.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued while the proposed director was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
b.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
2.is, as at the date of this Proxy Statement/Circular, or has been within ten years before the date of this Proxy Statement/Circular, a director or executive officer of any company, that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;
3.has, within the ten years before the date of this Proxy Statement/Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or
4.has been subject to:
a.any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
b.any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that shareholders vote for the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants ("PwC") as the Company's independent registered public accounting firm until the close of the 2025 annual general meeting of shareholders or until a successor is appointed. PwC has audited the Company's financial statements since at least 1997. In accordance with Section 203 of the Sarbanes-Oxley Act, the lead and concurring partner are subject to rotation requirements after five years. Representatives of PwC are expected to be present at the Meeting. They will have an opportunity to make a statement if they so desire.

Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the years ended December 31, 2023 and 2022, by PwC.

	Year Ended December 31,
	2023	2022
Audit fees(1)	$1,043,046	$1,045,945
Audit-related fees(2)	9,366	5,449
Tax fees (3)	267,075	175,777
All Other fees	—	—
Total fees	$1,319,487	$1,227,171
(1)For the years ended December 31, 2023 and 2022, these fees include professional services provided by the external auditor for the statutory audits of the annual consolidated financial statements, performing review engagement services on the Company’s quarterly interim consolidated financial statements and auditing the effectiveness of internal control over financial reporting.
(2)These fees relate to other audit related services including professional services performed during the years ended December 31, 2023 and 2022.
(3)These fees include professional services for tax compliance, transfer pricing assistance, tax advice and tax planning for various taxation and business development matters.
Pre-Approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. These policies and procedures generally provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.
All fees for services provided by PwC during 2023 and 2022 were pre-approved by the Audit Committee in accordance with the pre-approval policy and procedures described above.
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED, that the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to hold office until the close of the 2025 annual general meeting of shareholders or until a successor is appointed, be, and hereby is, approved."

Required Vote
“For” votes from holders of a majority of votes cast on the question is required to approve the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to hold office until the close of the 2025 annual general meeting of the Company or until a successor is appointed. "Withhold" or "Abstain" votes will not be counted as a vote cast for purposes of appointing the proposed independent registered accounting firm and broker non-votes will not be counted.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In a non-binding advisory vote on the frequency of future say on pay votes held at the annual general and special meeting of shareholders held on June 7, 2021 (the "2021 AGM"), shareholders voted in support of holding a non-binding advisory "say on pay" vote every year (as opposed to every two or three years). The Board considered the outcome of that advisory vote and determined, as was recommended with respect to the proposal by the Board in the proxy statement for the 2021 AGM, that the Company will hold future "say on pay" votes on an annual basis until the occurrence of the next advisory vote on the frequency of "say on pay" votes.

Accordingly, our Board has determined to provide shareholders the opportunity to vote on the Company's executive compensation at the Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers ("NEOs") and the philosophy, policies and practices described in this Proxy Statement/Circular. Since the resolution is advisory in nature, it will not be binding.

The compensation of the Company’s NEOs subject to the advisory vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement/Circular. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with the best interests of the Company, consistent with current market practices. Compensation of the Company’s NEOs is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Proposed Resolutions
Accordingly, pursuant to Section 14A of the Exchange Act, the Board is asking the shareholders to indicate their support for the compensation of the Company’s NEOs as described in this Proxy Statement/Circular by casting a non-binding advisory vote “FOR” the following non-binding resolution:

“RESOLVED, on an advisory basis and not to diminish the role and responsibilities of the board of directors, that the shareholders approve the executive compensation paid to the Company's named executive officers disclosed in the Company's proxy statement for the annual general meeting of shareholders of the Company held on June 14, 2024.”

Required Vote
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of votes cast on the question. Abstentions and broker non-votes will have no effect.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 4

AMENDMENT TO EQUITY INCENTIVE PLAN

At the 2021 AGM, our Equity Incentive Plan was amended to, among other things, remove the "evergreen" allocation methodology to determine the maximum aggregate number of our shares ("Plan Shares") which may be issued as equity awards to our employees. The amendment allowed for a fixed maximum number of Plan Shares of 23,815,115. Having a fixed maximum number plan allows our shareholders to have direct input on our equity compensation program, and ensures our long-term incentives align the interests of our employees with the interests of our shareholders. However, as of April 30, 2024, we have only 1,358,715 remaining Plan Shares available for issuance under the Equity Incentive Plan. Any increase to the number of Plan Shares available under the Equity Incentive Plan requires approval of our shareholders.

We have conducted, with the assistance of our compensation advisors, WTW, a review and analysis of the Equity Incentive Plan and equity outstanding. As a result of that review, we are proposing an amendment to the Equity Incentive Plan to increase the fixed maximum number of Plan Shares from 23,815,115, to 35,190,115 (the "Plan Amendment"), an increase of 11,375,000 Plan Shares and representing, in aggregate, 24.7% of total shares outstanding as of April 30, 2024. If the Plan Amendment is not approved, our ability to both attract new talent, as well as retain our existing pool of employees, may be negatively impacted, as the ability to grant awards is an important tool for recruitment and retention of our workforce.

The following table summarizes shares available under the Equity Incentive Plan and outstanding equity as of the Record Date:

Shares Available for Future Issuance as of the Record Date	1,358,715
Options Outstanding as of the Record Date(1)	11,086,318
Weighted Average Exercise Price of Options Outstanding(1)	$11.39
Weighted Average Remaining Term of Options Outstanding(1)	6.7
Full-Value Awards Outstanding as of the Record Date(2)	8,762,154
Common Shares Outstanding as of the Record Date(3)	142,663,526

(1)The Options Outstanding include 2,953,864 options granted as inducement material.
(2)The Full-Value Awards Outstanding include 261,181 awards granted as inducement material.
(3)Common Shares Outstanding as of the Record Date has been adjusted to exclude 355,839 shares repurchased by the Company that are outstanding and are being submitted for cancellation.
No other substantive amendments are proposed to the Equity Incentive Plan. Certain minor housekeeping amendments are also proposed, as outlined in Appendix C.
The Plan Amendment was approved by the Board on April 26, 2024.
If the Plan Amendment is not approved, the Equity Incentive Plan, without amendment, will continue unaffected.
Summary of the Material Terms of the Equity Incentive Plan

The following summary describes the material terms of the Equity Incentive Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the Equity Incentive Plan. A summary of the principal features of the Equity Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Equity Incentive Plan which is attached hereto as Appendix C to Proxy Statement/Circular and includes the proposed amendment (proposed additions are indicated by bold, underlined italicized text and proposed deletions by over striking).

On April 30, 2024, the closing price of our common shares on the Nasdaq Global Select Market was $5.09.

Administration. The Equity Incentive Plan is administered by the Board (or a committee thereof) which has the power to (i) grant awards (options, performance awards, restricted units, or restricted stock units), (ii) reserve common shares for issuance upon the exercise of awards, (iii) determine the terms, limitations, restrictions and conditions respecting award grants, (iv) interpret the Equity Incentive Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Equity Incentive Plan, and (v) make all other determinations and take all other actions in connection with the implementation and administration of the Equity Incentive Plan.

Number of Securities Issuable. The Equity Incentive Plan is a fixed maximum incentive plan that reserves, for issuance pursuant to awards, a maximum number of 23,815,115 common shares. The number of securities issuable pursuant to the Equity Incentive Plan is proposed to be amended as described above.

Eligible Persons. "Service Providers" are eligible to receive grants of awards under the Equity Incentive Plan. "Service Providers" is defined as bona fide directors, officers, employees, management company employees and consultants and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers. As of April 30, 2024, 229 employees and 8 non-executive directors would be eligible to participate in the Equity Incentive Plan.

Shareholder Approval. Shareholder approval for matters relating to the Equity Incentive Plan, including amendments thereto, is only required if amendments are being made to the amended Equity Incentive Plan that require shareholder approval, whether pursuant to the terms of the Equity Incentive Plan or applicable securities laws and regulations. In particular, shareholder approval is required to issue any additional common shares under the Equity Incentive Plan, allowing our shareholders to have direct input on our equity compensation program, and to ensure our long-term incentives align the interests of the employees with the interests of our shareholders.
Express prohibition on the “liberal” recycling of shares. The Equity Incentive Plan includes an express prohibition on the liberal recycling of Plan Shares. For example, shares surrendered or withheld in the payment of the exercise or purchase price of any award or to satisfy tax withholding obligations with respect to an award do not return to the Equity Incentive Plan to be granted pursuant to future awards.

Grants to One Person. The number of common shares reserved for issue to any one person under the Equity Incentive Plan may not exceed 5% of the outstanding common shares at the time of grant less any common shares reserved for issuance to such person under share compensation arrangements other than the Equity Incentive Plan.

Exercise Price of Stock Options. The exercise price of stock options under the Equity Incentive Plan will be set by the Board at the time of grant and cannot be less than the Market Price (defined in the Equity Incentive Plan as the closing trading price for the common shares on the stock exchange with the highest volume of trading on the day immediately prior to the date of grant).

Vesting. Vesting of awards is at the discretion of the Board. No time-based award may vest until at least 12 months following the date of grant of such award and no performance-based award may have a performance period of less than 12 months, except that (a) shares issued in satisfaction of fully vested cash obligations, and (b) up to 5 percent of the share reserve of the amended Equity Incentive Plan may be subject to awards that do not meet such vesting requirements.

Term of Awards. Awards granted under the Equity Incentive Plan will have a maximum term of ten years from their date of grant.

No Assignment. All awards will be exercisable only by the recipient to whom they are granted and are non-assignable and non-transferable other than in the case of death where the applicable awards will become exercisable by the holder’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death and the expiry date of such awards.

Termination of Exercise Right. No awards may be exercised after the holder has left the employ or service of the Company except as follows:

•in the event of the holder’s death, any vested award held by the holder at the date of death will be exercisable by the holder’s lawful personal representatives, heirs or executors until the earlier of 12 months after the date of death and the date of expiration of the term otherwise applicable to such award;

•in the event of a holder’s disability, any vested award held by the holder will be exercisable until the earlier of 12 months after the date the Board makes a determination of disability and the date of expiration of the term otherwise applicable to such award;

•generally speaking, vested awards will expire 90 days after the date the holder ceases to be employed by, provide services to, or be a director or officer of, the Company, and any unvested awards shall immediately terminate.

Acceleration of Vesting. Notwithstanding the above disclosure under the heading "Termination of Exercise Right", if an employee awards employment terminates by reason of death or disability or without cause, and such employee was continuously employed by the Company for a minimum of three (3) years, any awards held by such employee shall become fully vested and exercisable and may thereafter be exercised during the time periods set out above.
Change In Control Specifications. The Equity Incentive Plan states with specificity the change in control vesting treatment for awards. Specifically, whether or not awards granted under the Equity Incentive Plan are proposed to be assumed in a change in control transaction, the awards with time based vesting requirements or restrictions would vest immediately prior to, and contingent on, the effectiveness of the change in control, and awards with performance based vesting requirements would vest immediately prior to, and contingent on, the effectiveness of the change in control with a deemed achievement of 100% of the performance metrics. In the event of a change in control, all awards will terminate unless they are assumed by the surviving entity or equitably converted, substituted or continued as part of the change in control. In that event, recipients will have a reasonable period prior to the effectiveness of the change in control to exercise the vested portion of any award prior to its termination.

Extension of Expiry Period. If an award which has been previously granted is set to expire during a period in which trading in securities of the Company by the holder is restricted by a black-out, or within nine business days of the expiry of a black-out, the expiry date of the award will be extended to ten business days after the trading restrictions are lifted.
New Plan Benefits
The issuance of any awards under the Equity Incentive Plan is at the discretion of the Compensation Committee. In addition, the benefit of any awards granted under the Equity Incentive Plan depend on a number of factors, including the fair market value of our common shares on future dates, among other things. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

Additional Plan Information
The outstanding aggregate number of common shares subject to stock options and other equity awards under the Equity Incentive Plan since its inception through and including April 30, 2024 is set forth in the table below. The closing price of a Share on April 30, 2024 was $5.09 per share.

Name	Options Granted (#)	Average per Share Exercise Price ($)	Shares Subject to Stock Awards ($)	Market Value of Shares Subject to Stock Awards ($)
Greenleaf(1)	1,351,212	12.63	1,875,030	9,543,903
Miller	448,673	12.63	596,583	3,036,607
Donley	665,015	10.02	676,016	3,440,921
Robertson(1)	322,547	12.47	564,986	2,875,779
Habig(1)	—	—	491,822	2,503,374
All current executive officers as a group (5 people)	2,787,447	11.98	4,204,437	21,400,584
All current directors who are not executive officers as a group (8 people)	798,727	10.26	102,759	523,043
All nominees for election as directors as a group (9 people)	798,727	10.26	102,759	523,043
Each associate of any such directors, executive officers, or nominees	—	—	—	—
Each other person who received or is to receive 5% of such options, warrants, or rights	—	—	—	—
All eligible employees, including all current officers who are not executive officers, as a group (224 people)	4,546,280	13.19	4,193,777	21,346,325
(1) Excludes the employment inducement awards issued in 2019 to Mr. Greenleaf, in 2020 to Mr. Robertson and in 2022 to Mr. Habig in connection with their recruitment, granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company in accordance with the rules of the applicable stock exchange at the time of grant.
(2) Stock awards were in the form of restricted stock units and performance awards. Unearned performance-based awards are reflected assuming “maximum” performance and earned performance-based awards are reflected at the earned share amounts. See the CD&A for additional details.
Material United States Federal Income Tax Consequences
The following summarizes material United States federal income tax consequences of awards that may be granted under the Equity Incentive Plan. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an option holder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the option holder is employed by us or one of our affiliates, that income will be subject to withholding taxes. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the option holder.

Incentive Stock Options. The Equity Incentive Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, an option holder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option (“ISO”) (although, in certain circumstances, there may be an item of adjustment included for alternative minimum tax purposes). If the option holder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an option holder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the option holder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the option holder.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit (RSU) and Performance Awards (PA). A distribution of common shares or a payment of cash in satisfaction of restricted stock units or a performance award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Dividend Equivalents Rights. Recipients under the amended Equity Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the recipient pursuant to the award. If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and generally at the same time as the recipient recognizes ordinary income.
Unrestricted Shares. A holder of unrestricted common shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any ordinary income taxable to the recipient if it complies with applicable reporting requirements.
Upon the holder’s disposition of unrestricted shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Tax Withholding. Ordinary income taxable to an employee in connection with an award generally is subject to withholding.
Section 162(m) Limitations. Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Registration with the SEC

If the Plan Amendment is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of additional common shares under the Equity Incentive Plan with the SEC pursuant to the Securities Act of 1933, as amended.

Proposed Resolutions

It is proposed that at the Meeting the following resolution be adopted:

"RESOLVED that the proposed amendment and restatement of the Company's Equity Incentive Plan, in the form attached as Appendix C to this Proxy Statement/Circular to increase the maximum fixed number of common shares reserved for issuance pursuant to the Equity Incentive Plan from 23,815,115, to 35,190,115, be approved."

Required Vote

“For” votes from holders of a majority of votes cast on the question is required to approve the Plan Amendment. Abstentions will have no effect and broker non-votes will not be counted.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 30, 2024, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares (based on statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act);
•each of our directors and each nominee for director;
•each of our NEOs that remain in our employ; and
•all of our directors and executive officers as a group.
Beneficial ownership is based upon 142,663,526 common shares issued and outstanding as of April 30, 2024 (this number excludes 355,839 shares repurchased by the Company that are outstanding and are being submitted for cancellation) and determined in accordance with the rules of the SEC and includes any shares over which a person or group exercises sole or shared voting or investment power plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 30, 2024, whether through the exercise of options or otherwise. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them. Common shares issuable upon vesting of outstanding equity awards that are exercisable or subject to vesting within 60 days after April 30, 2024 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address of each director and executive officer is c/o Aurinia Pharmaceuticals Inc., #140, 14315 - 118 Avenue, Edmonton, AB T5L 4S6 Canada.

	Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% shareholders
Armistice Capital, LLC (2)	9,536,000	6.7%
BlackRock, Inc. (3)	8,921,049	6.3%
ILJIN (4)	8,876,964	6.2%
Directors and Named Executive Officers
Peter Greenleaf (5)	3,129,223	2.2%
Joseph Miller (6)	516,290	*
Max Donley (7)	772,455	*
Stephen Robertson (8)	655,315	*
Dr. Daniel G. Billen (9)	189,586	*
Dr. David R. W. Jayne (10)	235,503	*
Jill Leversage (11)	159,721	*
R. Hector MacKay-Dunn (12)	165,418	*
Dr. Brinda Balakrishnan(13)	101,180	*
Dr. Karen Smith(14)	21,719	*
Jeffrey A. Bailey(15)	21,719	*
Dr. Robert T. Foster(16)	21,933	*
All current directors and executive officers as a group (13 persons) (17)	6,205,281	4.3%
*Indicates beneficial ownership of less than 1% of the total common shares outstanding.
(1)This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC.
(2)This information is based solely on the Schedule 13G filed on February 14, 2024 filed by Armistice Capital, LLC with the SEC. Based on such filing, Armistice Capital, LLC beneficially owns and has sole dispositive power of all such shares and sole voting power over 9,536,000 shares. In addition, Armistice Capital, LLC is the investment manager of Armistice Capital Master Fund Ltd. (the "Master Fund"), the direct holder of the Shares, and pursuant to an Investment

Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Steven Boyd, is the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital.
(3)This information is based solely on the Schedule 13G filed on February 12, 2024 filed by BlackRock, Inc. with the SEC. Based on such filing, BlackRock, Inc. beneficially owns and has sole dispositive power of all such shares and sole voting power over 8,921,049 shares. In addition, each of BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors and BlackRock Fund Managers Ltd are subsidiaries of BlackRock, Inc. which beneficially own certain of the shares. The address for BlackRock, Inc. is listed as 50 Hudson Yards, New York, NY 10001.
(4)This information is based solely on the Schedule 13D/A filed on March 20, 2024 collectively by ILJIN SNT Co., Ltd., ILJIN Semiconductor Co., Ltd., ILJIN Steel Co., Ltd., ILJIN GLS Co., Ltd., Sae Kyoung Huh, Seoung Eun Huh and Chin Kyu Huh, the aggregate amount beneficially owned by each of these reporting persons is 8,876,964. The address for the investors is listed as (Dohwa-dong), 45 Maop-daero, Mapo-gu, Seoul, Korea 121-716, Attention: Young Hwa Kim.
(5)Consists of 2,817,665 options vesting or exercisable within 60 days of April 30, 2024 and 311,558 common shares owned outright.
(6)Consists of 404,157 options vesting or exercisable within 60 days of April 30, 2024 and 112,133 common shares owned outright.
(7)Consists of 620,499 options vesting or exercisable within 60 days of April 30, 2024 and 151,956 common shares owned outright.
(8)Consists of 576,955 options vesting or exercisable within 60 days of April 30, 2024 and 78,360 common shares owed outright.
(9)Consists of 165,503 options vesting and exercisable within 60 days of April 30, 2024 and 24,803 common shares owned outright.
(10)Consists of 195,503 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and 40,000 common shares owned outright.
(11)Consists of 150,503 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and 9,218 common shares owned outright.
(12)Consists of 150,503 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and 14,915 common shares owned outright.
(13)Consists of 92,447 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and 8,733 common shares owned outright.
(14)Consists of 21,719 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and nil common shares owned outright.
(15)Consists of 21,719 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and nil common shares owned outright.
(16)Consists of 21,933 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and nil common shares owned outright.
(17)Includes shares beneficially owned by all of our current executive officers and directors as a group. Consists of 5,380,397 options and RSUs vesting or exercisable within 60 days of April 30, 2024 and 824,884 common shares owned outright.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of the date of this Proxy Statement/Circular.

Name of Executive Officer	Age	Position(s)
Peter Greenleaf	54	President, Chief Executive Officer and Director
Joe Miller	50	Chief Financial Officer
Matthew ("Max") Donley	55	Executive Vice President, Operations and Strategy
Stephen P. Robertson	42	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Scott Habig	64	Chief Commercial Officer

The brief biographies below include information, as of the date of this Proxy Statement/Circular, regarding the specific and particular experience, qualifications, attributes or skills of each executive officer of our Company.

Peter Greenleaf, MBA, President, Chief Executive Officer and Director

Refer to "Proposal 1 Board of Directors" Section for Peter Greenleaf's biography.

Joe Miller, Chief Financial Officer

Joe Miller has served as Chief Financial Officer of the Company since April of 2020. Joe has over two decades of experience in both public and private biotech and commercial stage companies across the health sciences, biotech, and pharmaceutical sectors.

Most recently, Joe served as CFO, Principal Executive Officer, and Corporate Secretary at Avalo Therapeutics, (formerly Cerecor, Inc.), a publicly traded biotech company. Before Cerecor, Joe was the Vice President of Finance at Sucampo, where he was responsible for building out the finance organization to effectively support the company’s rapid growth, Before Sucampo, he served in various progressive finance and management roles at QIAGEN, and Eppendorf. Joe began his career in the audit practice of KPMG LLP. Joe earned his B.S. in accounting from Villanova University and is a Certified Public Accountant.

Matthew ("Max") Donley, Executive Vice President, Operations and Strategy

Max Donley has served as Executive Vice President, Operations and Strategy of the Company since July 2019. He most recently led Human Resources, Information Technology and Facilities at Senseonics from December 2018 to May 2019. Prior to that, Max was Executive Vice President of Global Human Resources, Information Technology, and Corporate Strategy at Sucampo until its acquisition in February 2018 to U.K. pharmaceutical company Mallinckrodt plc. Max also served as Executive Vice President, Human Resources and Corporate Affairs at MedImmune from July 2000 to May 2013 where he provided business-integrated leadership and delivered professional tools, programs and services to optimize MedImmune’s human capital investments worldwide. Max received his B.A. from University of Michigan and his M.B.A from George Mason University.

Scott Habig, Chief Commercial Officer
Scott Habig has served as Chief Commercial Officer of the Company since July 2022. He has more than 20 years of global and U.S. sales and marketing experience and relevant expertise in Rheumatology and Lupus markets. Over the past ten years, Scott has held numerous leadership roles at UCB, Inc and most recently was Head of Global SLE, maintaining full responsibility for pre-launch and commercial launch activities of a novel CD40 ligand currently in Phase III of clinical development for Systemic Lupus Erythematosus (SLE). His previous roles include Vice President, Sales at Human Genome Sciences, where he led the development and execution of organizational capabilities and infrastructure to support the company’s first sales team and led organizational and operational initiatives to guide the first major Lupus drug launch in more than 50 years. Prior to this role, Scott spent nine years at Centocor, Inc. where he led development and execution of sales and marketing strategies for one of the first biologic therapies approved for multiple autoimmune disorders. Under Scott’s sales and marketing leadership at Centocor, Inc., the company transformed a multimillion-dollar pipeline into a multibillion-dollar product. Scott received his B.A. from the University of Akron.

Stephen P. Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Stephen Robertson has served as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company since November 2020. Stephen is responsible for all legal and compliance matters related to Aurinia. Stephen brings more than 13 years of corporate law experience across various roles with the law firm Borden Ladner Gervais LLP, where he had been a Partner since 2014. While there, he focused on advising clients on securities, corporate and commercial legal matters, including extensive experience with mergers and acquisitions and commercial agreements. Stephen has served as Corporate Secretary for Aurinia since 2014. Stephen received his Bachelor of Laws degree from the University of Manitoba, and his B.A. from Simon Fraser University. He has been recognized with a number of awards and honors, including being included in the 2020 edition of the Best Lawyers in Canada for Securities Law.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Aurinia Corporate Strategy

At Aurinia, we are dedicated to transforming the lives of people living with lupus nephritis (LN). We are committed to serving the interests of the patient community and supporting the healthcare providers in delivering this important therapy to patients in need, which allows us in turn to deliver value to all stakeholders, including our shareholders.

With these goals in mind, the Board and management are focused on acting in the best interests of the Company to enable sustainable long-term value for shareholders, while staying true to our core mission of changing the trajectory of autoimmune disease. To help drive both near- and long-term value, our strategy is directed across three key areas: excellence in commercial execution, streamlining operations, and maximizing free cash flows that contribute to value and potential growth.

Commercial Execution

We are focused on driving LUPKYNIS® revenues through excellence in commercial execution. LUPKYNIS is a best-in-class medicine with a strong and supportive base of clinical evidence. LUPKYNIS has a significant role in LN treatment that aligns with the most current medical guidelines. As the LN population can be characterized as both under-diagnosed and underserved, and as suggested by the consistent and strong growth in sales, we believe there remains significant untapped potential in the LN market.

An established body of research, including recent peer-reviewed reports and claims data audits, shows that a high percentage of systemic lupus erythematosus (SLE) patients and LN patients do not receive urinary screenings at every visit. In LN, routine screenings at every visit are recommended by current evidence-based guidelines. If these patients are screened, they are frequently going untreated, even when proteinuria levels indicate treatment is necessary. Therefore, to develop the LN market and ensure LUPKYNIS achieves full commercial potential, our commercial strategy focuses on educating physicians about the seriousness of LN and the importance of adhering to established disease management guidelines. We aim to position LUPKYNIS as a vital component of therapy for LN by presenting compelling clinical data that showcases its differentiated, long-term efficacy and safety profile.

Additionally, because the LN patient population has historically been underserved and often faces significant barriers to receiving care, reaching these patients requires multiple forms of outreach and engagement. This patient population requires a range of support in terms of disease education and how to access treatment. We have several initiatives, from the grassroots level to broader digital and social campaigns, designed to encourage patients to proactively discuss screening and treatment with their physicians. These include our “All In” and “Get Uncomfortable” awareness campaigns, providing LN patient support and engagement on the importance of screening, applying best industry practices in pharmaceutical outreach and advocacy.

Streamlined Operations

We have recently streamlined operations through a corporate restructuring that eliminated the majority of our research and development infrastructure and reduced employee headcount by approximately 25%. This will result in one-time charges of approximately $7 million. Streamlining operations has allowed us to dedicate resources to our commercial activities and increase options for future growth by strengthening our balance sheet. Taking decisive action to preserve the long-term value of Aurinia and enable growth is a key component of our commitment to responsible stewardship of the company’s future.

Generating Free Cash Flow

We have estimated that we will cut $50 to $55 million in operating expenses and expect approximately 75% of that will be recognized during 2024. With this reduction in operating expenses and our focus on LUPKYNIS growth, we expect to be free cash flow positive by the second quarter of 2024, excluding share repurchases. We have also initiated a share repurchase program of up to either 15% of our share capital in any 12-month period over the next 36 months, or $150 million, whichever is less, affirming our confidence in our growth prospects.

2023 Accomplishments

In 2023, Aurinia generated $175.5 million in total net revenue, a 31% increase over the previous year. In LUPKYNIS specific net product revenue, we generated $158.5 million in 2023, representing a 53% increase over the previous year. We estimate net product revenue guidance of $200 - $220 million in 2024, an increase of 26% - 39% over 2023 net product revenue. We have seen consistent, strong growth over time in LUPKYNIS sales revenues since commercial launch with an annual growth rate in excess of 53%. We also hold cash, cash equivalents, restricted cash, and investments of approximately $350.7 million as of December 31, 2023. A strong balance sheet reflects a commitment to delivering long-term, sustainable value and allows us freedom to execute and potentially diversify in the future.

2023 Accomplishments

Corporate Milestones

- Full results of AURORA Phase 2 extension study published in *Arthritis & Rheumatology*
- Key LUPKYNIS® data presented at top rheumatology and nephrology conferences, including ACR, CCR, ASN, and NKF
- Updated clinical guidelines call for a new treatment paradigm for lupus nephritis
- LUPKYNIS® introduction and uptake outside the U.S., particularly with progress in Europe and Japan
- Awareness and patient activation initiatives, including “Get Uncomfortable,” campaign
- Continuing to build LUPKYNIS® patent portfolio

Lupkynis® Product Performance Key Highlights

- More Patients on Therapy
- Increased Patient Restarts
- Hospital Channel Approach
- Strong Conversion Rates
- Long-Term Adherence
- High Persistency (55% at 12 months)
- Stable Persistency (49% at 15 months; 44% at 18 months)

Product Performance Key Highlights

•More Patients on Therapy: Approximately 2,066 patients are actively receiving LUPKYNIS therapy as of December 31, 2023, compared to 1,525 at the end of 2022. From January 1 through the end of December 2023, we recorded 1,791 Patient Start Forms (PSFs), compared to 1,650 in the prior year. Since launch, we have achieved over 5,000 total PSFs and over 4,500 total patients have been exposed to LUPKYNIS.

•Increased Patient Restarts: In the fourth quarter of 2023, the Company reported patient restarts as a new leading metric, as prior to the fourth quarter, the number of restarts was immaterial. In the fourth quarter of 2023, approximately 101 patients either restarted LUPKYNIS therapy or began receiving LUPKYNIS through a hospital pharmacy.
◦Restarts represent patients who have ceased therapy for an extended period of time and have now come back onto therapy.
◦Restarts in particular help demonstrate that physicians are comfortable using LUPKYNIS in a first line treatment setting.
◦Restarts also likely indicate broadening recognition of the importance of maintaining LUPKYNIS treatment for individual patients over a sustained period.

•Hospital Channel Approach: Regarding sales from the hospital distribution channel, we ship a known quantity of wallet packages to hospital pharmacies, allowing us to estimate how many patients are addressed based on average wallet utilization across all patients.
◦We are exploring strategic approaches to this channel and addressing some of the complexities inherent in hospital systems and integrated healthcare networks.

•Strong Conversion Rates: We continued to strongly support the evidence-based, appropriate, conversion of patients receiving other medications to LUPKYNIS, and significantly improved the time it takes to get patients on therapy. Conversion rates were sustained, with approximately 85% of PSFs converted to patients on therapy. Time to convert improved to an all-time high, with approximately 63% of patients on therapy by 20 days.

•Long-term Adherence: Patients remain on therapy over the long term, in a manner consistent with treatment guidelines. The overall adherence rate remained high at 86% through the fourth quarter of 2023. Persistency at 12 months was 55% and remained fairly stable, with 49% of patients remaining on therapy at 15 months and 44% at 18 months.

Corporate Milestones

Thanks to strong leadership, resilience, and dedication to excellence in operational and commercial execution, Aurinia achieved significant corporate milestones in 2023.

•Several significant data publications and presentations demonstrate the ongoing clinical value of LUPKYNIS. Arthritis & Rheumatology published the full results of the AURORA 2 Phase 3 extension study showing that kidney preservation, sustained renal response, and reductions in steroid use were achieved with LUPKYNIS for up to three years.

•A biopsy sub-study of the AURORA 1 Phase 3 trial, presented at the Congress of Clinical Rheumatology East, American College of Rheumatology Convergence 2023, and American Society of Nephrology Kidney Week 2023 Convergence, showed that LUPKYNIS can provide significantly earlier and greater reductions in proteinuria while allowing patients to maintain stable renal function with no evidence of chronic injury, further strengthening the overall evidence supporting the long-term safety of LUPKYNIS.

•Updated EULAR (European Alliance of Associations for Rheumatology) and KDIGO (Kidney Disease Improving Global Outcomes) guidelines call for a new treatment paradigm for LN, including routine screenings at every visit, using LUPKYNIS as a first line treatment with standard of care therapies, significantly reducing steroid dosing, and remaining on treatment for three to five years.

•LUPKYNIS continued commercial introduction and uptake in regions outside the U.S. Aurinia’s collaboration partner, Otsuka Pharmaceutical Ltd. (Otsuka), achieved several regulatory approvals for LUPKYNIS in Europe, including in the UK, Scotland, Switzerland, and Italy, triggering a $10 million pricing and reimbursement milestone payment. Otsuka also filed a new drug application for voclosporin for the treatment of LN with Japanese Regulatory authorities in November 2023.

•Aurinia is leading the way in implementing innovative disease awareness and patient activation initiatives that reach patients with critical messages about the seriousness of LN and the urgent need to be screened at every clinic visit. In the first half of 2023, Aurinia launched “Get Uncomfortable,” an LN disease awareness campaign, with Grammy Award winning singer Toni Braxton, who has been living with lupus since 2008, as the campaign spokesperson. To-date, the campaign has generated millions of impressions and hundreds of thousands of visits to the campaign website, GetUncomfortable.com.

•Importantly, Aurinia has and continues to build a robust patent portfolio covering LUPKYNIS for composition of matter and methods of use. Most notably, in April 2023, the United States Patent and Trademark Office issued a new and refined method of use patent for LUPKYNIS that provides patent protection up to 2037, which is listed in the Orange Book.

Board Evolution

In 2023, the Board appointed Karen Smith, M.D., Ph.D., Robert Foster, Pharm. D., Ph.D., and Jeffrey A. Bailey to the Board, bringing with them decades of combined leadership experience in the pharmaceutical and biotechnical industry. Dr. Foster’s appointment occurred in connection with a cooperation agreement entered into among MKT Capital Ltd., MKT Tactical Fund, SP, Antoine Khalife and the Company on September 21, 2023.

Conclusion

At Aurinia, we have a deeply experienced team that is dedicated to ensuring that every appropriate LN patient can access LUPKYNIS. We are driven to make an impact for our patient communities as advocates and partners in innovation, and for our employees by ensuring they have a sense of fulfillment and purpose in their work, particularly in a shared vision of how we can improve patient care.

We thank our shareholders for trusting us with capital as we build a sustainable company. We are working with urgency to execute actions focused on enhancing value for all shareholders.
Engaging with our Shareholders and Maintaining High Standards of Corporate Governance
During the past year, our management team and directors have had over 170 touchpoints with investors and potential investors, including investors representing in aggregate approximately 25% of our shares outstanding as of December 31, 2023. Representatives of Aurinia have made a concentrated effort to engage with our shareholders to ensure they were properly apprised of our corporate strategy, recent developments, and to hear our investors’ views on matters important to the business. Dr. Billen, Chair of our Board and of our Compensation Committee, is continuing this engagement with an executive compensation-focused outreach to shareholders holding approximately 26% of our common shares, feedback from which will be factored into the Compensation Committee's future deliberation on executive compensation.
In the lead up to the 2023 AGM, certain shareholders made public requests for the Company to initiate a strategic review process. After the 2023 AGM, the Board initiated a robust strategic review at the end of June 2023 to review all strategic options for the Company. Together with management, JP Morgan, the Company’s financial advisor in the strategic review process, engaged with more than 60 parties, receiving only one non-binding expression of interest, which included a due diligence process, but did not result in a formal offer.
We are committed to ensuring we maintain strong corporate governance and as part of that commitment, we appointed 3 new board members in 2023. In 2023, the Board appointed Karen Smith, M.D., Ph.D., Robert Foster, Pharm. D., Ph.D., and Jeffrey A. Bailey to the Board, bringing with them decades of combined leadership experience in the pharmaceutical and biotechnical industry. Dr. Foster’s appointment occurred in connection with a cooperation agreement entered into among MKT Capital Ltd., MKT Tactical Fund, SP, Antoine Khalife and the Company on September 21, 2023.

Our strong corporate governance is coupled by our commitment to Board refreshment – all of Aurinia’s current directors have joined the Board within the last nine years.
Advisory Vote on Executive Compensation
In keeping with our commitment to high standards of corporate governance, our goal is to provide clear and comprehensive disclosure of Aurinia’s executive compensation and approach so shareholders can make an informed decision when casting an advisory vote on executive compensation (say-on-pay) at the Meeting.
We submitted our approach to compensation to an advisory say on pay vote at the annual general meeting for the year ended December 31, 2022, held in May 2023 (the "2023 AGM"). Of the common shares voted at that meeting, 38.6% of shareholders voted in favor of the approach to compensation. While the vote was advisory and non-binding, our Board and Compensation Committee took this vote into account when planning matters relating to the Company's approach to executive compensation for compensation matters determined following the 2023 AGM.
Continuing the shareholder engagement that had resulted from the outcome of the advisory vote on executive compensation following the 2022 AGM, our Chairman of the Board and Chair of the Compensation Committee reached out to 50 of our largest shareholders (based on available records) to bolster these discussions, specifically directed to discuss our approach to executive compensation.
Our Chairman of the Board and Compensation Committee has initiated a similar approach this year, connecting with our investors, to ensure we are aligned with our shareholder’s expectations and providing an opportunity to share more in-depth information on our strategy.
While this vote is not binding on the Board or Aurinia, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the Board. Accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation and compensation philosophy.
Over the past few years, in response to our shareholder discussions, we have:
•Adopted a share ownership policy for our directors and executive officers
•Adopted a clawback policy applicable to our executive officers
•Returned to a regular cadence for equity grants for our executive officers
•Included more performance-based metrics into our equity awards for our executive officers
•Involved our Board in shareholder outreach efforts

The Compensation Committee has also implemented 2024 goals, aligned with the imperatives on sales acceleration and cash flow positivity. Importantly, all compensation decisions are based on advice from an independent compensation consultant, Willis Towers Watson, in terms of maintaining market competitiveness.
Overview
This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the year ended December 31, 2023. It provides qualitative information on the factors relevant to these decisions and the manner in which compensation is awarded to our NEOs for the fiscal year ended December 31, 2023, which consist of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers as of December 31, 2023. Our NEOs for 2023 were:

Name	Position(s)
Peter Greenleaf	Chief Executive Officer and Director
Joe Miller	Chief Financial Officer
Max Donley	Executive Vice President, Operations and Strategy
Stephen Robertson	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Volker Knappertz(1)	Executive Vice President, Research & Development
(1)Volker Knappertz was appointed as the Company's Executive Vice President, Research & Development effective July 14, 2022. His employment with the company ceased as of March 4, 2024.

Information about the compensation awarded to the NEOs can be found in the "Summary Compensation Table" and related compensation tables below.
Executive Summary
The important features of our executive compensation program include the following:
•A substantial portion of executive pay is tied to performance. We structure a significant portion of our NEOs’ compensation to be variable, at risk and tied directly to our measurable performance.
•Our executive bonuses are dependent on the Company's and the executive's performance in achieving annually determined goals and objectives. Our annual performance-based bonus opportunities for all of our non-CEO NEOs are determined by the Compensation Committee in its sole discretion based upon the Company’s and the NEO's achievement of goals and objectives determined on an annual basis by our Board on the recommendation of the Compensation Committee. The CEO does not have any individual goals, as the CEO's goals are solely based on the overall corporate goals, which are determined by the entire Board on recommendation from the Compensation Committee. For the other NEOs, the weighting for corporate goals is 80% and individual goals is 20%.
•We emphasize long-term equity incentives.  Equity awards such as restricted stock units (RSUs) and performance awards (PAs) are an integral part of our executive compensation program and comprise the most significant “at-risk” portion of our NEOs compensation package. These awards strongly align our NEOs' interests with those of the Company by providing a continuing financial incentive to maximize long-term value of the Company and by encouraging our NEOs to remain in our long-term employment.
•Our Compensation Committee is advised by an independent third-party compensation consultant and retained by the Compensation Committee (not management) for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices so that our Compensation Committee can regularly assess the Company’s individual and total compensation programs against these peer companies, the general marketplace and other industry data points, as appropriate.
•We generally do not provide executive fringe benefits or perquisites to our executives. Any perquisites provided to our executives are for matters in conjunction with their services as executives of the Company.
•We do not generally provide our executive officers with any excise tax gross ups.

Objectives, Philosophy and Elements of Executive Compensation
The Company’s executive compensation program and strategy is designed to:
•support the attraction, retention and engagement of global talent and talent mobility while recognizing differences across labor markets, where appropriate;
•engage our talent to achieve critical business and financial objectives, R&D and product milestones that are set by management and the Board, through strategically-aligned annual and long-term incentive programs, as appropriate;
•provide target total direct compensation opportunities that are generally aligned with the competitive market 50th percentile and provide both upside and downside earning potential around the 50th percentile based on company and individual performance; and
•maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.

To further these objectives, the Compensation Committee oversees the design of the compensation program that appropriately aligns pay and performance outcomes and are reflective of competitive market practice relative to other pharmaceutical companies of similar size and commercial stage. It also aligns the annual cash incentive (bonus) program to the achievement of objectives that will drive future success and enhance the value of the Company by linking a significant portion of the bonus program to overall corporate performance and attainment of specific value enhancing goals and milestones. The Compensation Committee assesses the performance of the Company’s CEO in accordance with these objectives and makes recommendations to the Board, and the Board approves all decisions regarding the CEO's compensation.
Annually, specific and measurable performance objectives are defined for each executive officer that are aligned with the annual corporate objectives.
For 2023, the overall corporate level objectives against which the executive officers were evaluated, included financial and shareholder value targets, commercialization of LUPKYNIS, R&D and LUPKYNIS portfolio progression, and business development.
The Company’s compensation program and strategy for its executive officers consists primarily of three main elements: base salary, an annual cash incentive (bonus) and equity-based compensation.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)
Provides fixed compensation that reflects the executive’s experience and responsibilities, and is reasonably aligned with salaries of executives with similar responsibilities and experience at comparable companies.

•Reviewed annually
•Determined based on a number of factors (including individual performance and the overall performance of our Company) and by reference, in part, to market data from peer companies provided by our independent compensation consultant.

Annual Performance Incentive (at-risk cash)	Designed to provide performance-based, annual one-time additional cash compensation based on achievement. Motivates executive officers to work toward achievement of the Company’s goals and strategic objectives as well as individual goals and objectives. Underscores pay for performance philosophy.
•Reviewed annually
•Target bonus amounts are determined based on a combination of internal equity and external market competitiveness.
•Bonus payouts are dependent upon achievement of specific corporate performance objectives consistent with our long-term strategic plan and individual performance objectives.

Long-Term Incentive (at-risk equity)	Designed to align the long-term interests of the executive officers and key employees with those of shareholders to reward the achievement of the long-term objectives of the Company. Underscores pay for performance philosophy. Supports the attraction of highly qualified executives and encourages their continued employment over the long-term.
•Reviewed annually
•Equity awarded by the Compensation Committee (other than to the CEO, which are awarded by the Board, on recommendation from the Compensation Committee).
•Individual awards are determined based on a number of factors, to include internal equity and external market competitiveness, individual and/or company performance, requirements and/or other inputs.

We focus on providing a market-aligned compensation package to our executive officers which provides competitive base compensation along with significant short and long-term incentives for the achievement of measurable Company and executive officer goals and objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize alignment between management and the best interests of the Company.
We have a compensation philosophy for allocating total compensation among salary, performance bonus awards and long-term equity grants (a portion of which are performance-based grants). The Compensation Committee with input from its compensation consultant regarding market competitive assessments of the Company's peer group, uses its judgment to establish a total compensation program for each NEO that is a mix of base salary, short-term and long-term incentive compensation, and cash compensation, that it believes appropriate to achieve the goals of the executive compensation program and our corporate objectives.

The below charts illustrate the CEO and average NEO compensation mix between short term (base salary, annual performance incentive and other pay) and long-term incentives for 2023.

How We Determine Executive Compensation
Role of our Compensation Committee, Management and the Board
The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Compensation Committee” of this Proxy Statement/Circular. Our Compensation Committee consists solely of independent members of the Board.
The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers.
Role of Executive Officers in Compensation Decisions
The Compensation Committee assesses the performance of the Company’s CEO and makes recommendations to the Board, and the Board approves all decisions regarding the CEO's compensation. The Compensation Committee consults with and receives input and recommendations from the CEO regarding the performance, assessment and compensation of all the other executive officers and determines the compensation of such executives. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings. Although the Compensation Committee generally considers recommendations from the CEO, decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee and may reflect factors and consideration other than information and recommendations provided by the CEO.

Role of Compensation Consultant
The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained Willis Towers Watson US LLC (WTW) as its compensation consultant. A representative of WTW generally attends meetings of the Compensation Committee. In addition, WTW supports the selection of companies included in our compensation peer group, provides competitive market assessments of the compensation of our executive officers and non-employee director compensation programs, reviews the CD&A section of our proxy statements, and provides support on other matters as requested by the Compensation Committee.
The Compensation Committee has analyzed whether the work of WTW as compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. Based on its analysis, our Compensation Committee determined that the work of WTW and the individual compensation advisors employed by WTW does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.
Factors Used in Determining Executive Compensation
Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each NEO, using guidance and market data provided by WTW, as well as the professional experience and judgment of the members of the Compensation Committee. Pay decisions are not made by use of a formulaic approach; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the factors listed below.
•Company performance and existing business needs;
•Each NEO’s individual performance, scope of job function and the critical skill set of the NEO to the Company’s future performance;
•The need to attract new talent to our executive team and retain existing talent in a highly competitive industry;
•A range of market data reference points; and
•Recommendations from consultants on compensation policy determinations for the executive officer group.
Setting Executive Compensation
Performance goals are determined early in the year for each executive officer and relate to milestones and/or achievements, which aim to facilitate the Company’s overall goals and objectives. These performance goals are assessed by the Compensation Committee. The Board makes the final determination in respect of setting the Company’s goals each year, based on the recommendation of the Compensation Committee. These objectives can be altered at the discretion of the Board if appropriate due to changes in business factors or conditions.
Following the end of the year, the Compensation Committee assesses the achievement of such objectives with input from the CEO and based on such assessment, determines a corporate score based on actual performance and a resultant aggregate cash incentive bonus for each executive officer. The Compensation Committee approves the cash incentive bonus for the Company’s executive officers (other than the CEO), and recommends the cash incentive bonus for the CEO to the Board for approval. The Board has final approval authority for the cash incentive bonus for the CEO.
Grants of equity-based compensation is subject to the discretion of the Compensation Committee and Board, which is determined annually based on the consideration of a variety of factors and is not subject to any minimum amount.
As part of its review of management compensation and incentive programs, the Compensation Committee retains external independent consultants to review and provide benchmark data of a comparable group of companies. The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent.
During 2023, the Compensation Committee engaged WTW to assist in updating the benchmarking data and provide advice on the total direct compensation (base salary, annual short and long-term incentives) for the NEOs (and the Company’s other officers) for the 2023 fiscal year. The Compensation Committee must pre-approve any additional services that WTW would provide to the Company at the request of management of the Company.
As part of its 2023 benchmarking and review process, WTW (in consultation with the Compensation Committee) developed a comparator group, comprising 22 Canadian and U.S.-listed companies (the "2023 Peer Group"). The 2023 Peer Group includes multiple entities from the peer group selected for the 2022 compensation review but has removed and added various entities that are more comparable to the Company's size and status of operations or were merged or divested throughout 2023. Selection for the 2023 Peer Group included industry classification, revenue, market capitalization, trailing 12-month market capitalization, employee base, R&D expenses, and business focus. The Company’s market capitalization at the time fell slightly below the middle of the market cap range. The equity data used by WTW was obtained from public proxy filings and Radford’s 2022 Global Life Sciences survey (mid-size public company data used for equity benchmarking). The 2023 Peer Group consisted of the following 22 public companies:

AbCellera Biologics Inc.	Kymera Therapeutics, Inc.	Travere Therapeutics, Inc.
Aerie Pharmaceuticals, Inc.	MacroGenics, Inc.	Xencor, Inc.
Akebia Therapeutics, Inc.	Nektar Therapeutics	Y-mAbs Therapeutics, Inc.
Apellis Pharmaceuticals, Inc.	Omeros Corporation	Zymeworks Inc.
ChemoCentryx, Inc.	Reata Pharmaceuticals, Inc.
Chinook Therapeutics, Inc.	REGENXBIO Inc.
Insmed Incorporated	Revance Therapeutics, Inc.
Halozyme Therapeutics, Inc.	Sorrento Therapeutics, Inc.
Karyopharm Therapeutics Inc.	TG Therapeutics, Inc.
WTW provided the Compensation Committee with its assessment of competitive market practice with respect to NEO total direct compensation based on the benchmarking work it performed. The Compensation Committee considered the competitive market data provided by WTW where appropriate and in conjunction with its own assessment of competitive compensation requirements as well as management recommendations.
The elements of compensation are targeted at ensuring that the compensation paid by the Company to its executive officers remains in a reasonably competitive range as compared to its comparator group. The compensation philosophy at a minimum is to focus on 50th percentile positioning for comparable roles in the comparator group with upside or downside based on performance, market demand and recognition of other inputs.
2023 Executive Compensation Program
Base Salary
The base salaries of our executive officers are designed to compensate them for day-to-day services rendered during the fiscal year. Appropriate base salaries are used to recognize the experience, skills, knowledge and responsibilities required of each executive officer and to allow us to attract and retain individuals capable of leading us to achieve our business goals in competitive market conditions.
The base salaries of our executive officers are reviewed at least annually by our Compensation Committee and adjustments are made to reflect Company and individual performance, as well as competitive market practices. Our Compensation Committee also takes into account additional performance criteria, such as an executive officer’s ability to lead, organize and motivate others, develop the skills necessary to mature with us, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. Our Compensation Committee does not apply specific formulas to determine increases, but instead makes an evaluation of each executive officer’s contribution to our long-term success. Any annual adjustment is also reflective of market practices from peer companies as advised by our compensation consultant taking into account factors including inflation adjustments and other merit considerations. Annual adjustments to base salaries are effective as of January 1 of each year, with mid-year adjustments to base salaries limited to special circumstances, such as promotions or increased responsibilities, or to align certain base salaries with those of individuals in comparable positions at the companies in our compensation peer group.
The 2023 base salaries are as follows for our NEOs:

Named Executive Officer	2023 Base Salary
Peter Greenleaf	$822,877
Joe Miller	$500,701
Max Donley	$513,640
Stephen Robertson	$478,727
Volker Knappertz	$516,250
(1)Stephen Robertson's 2023 base salary was translated from Canadian dollars (CAD) to U.S. Dollars (USD) using the 2023 year-end foreign exchange rate from the Bank of Canada.

Annual Performance Bonus
Our NEOs are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to achieve defined annual corporate goals as well as reward them for individual performance towards these goals. The annual performance-based bonus each current NEO is eligible to receive is primarily based on the extent to which we achieve the corporate goals and objectives that the Board, on recommendation of the Compensation Committee, establishes each year. At the end of the year, the Compensation

Committee reviews our performance and recommends to the Board the extent to which we achieved each of these corporate goals. The Board determines the final extent to which we achieved each of these corporate goals. Generally, the Compensation Committee will assess each NEO’s individual contributions towards reaching our annual corporate goals and objectives but does not typically establish specific individual goals for our NEOs. Individual goals for all of our NEOs (except our CEO) are determined by the CEO. There are no individual goals for the CEO, as the CEO's goals are solely based on the overall corporate goals. For the other NEOs, the weighting for corporate goals is 80% and individual goals is 20%.
The table below sets forth the targets for our NEOs for 2023. The target percentage is paid as a percentage of such executive officer’s base salary.

Named Executive Officer	2023 Target Percentage of Base Salary
Peter Greenleaf	70%
Joe Miller	50%
Max Donley	50%
Stephen Robertson	50%
Volker Knappertz	50%
In the first quarter of 2023, the Board, on recommendation of the Compensation Committee, established the corporate goals described below. Our objective is for our corporate goals to be directly aligned with our specific strategic goals, including commercialization activities, advancing our development programs, our research function, our clinical activities and certain corporate and financial goals, which we believe will create long-term value for shareholders. The corporate goals add up to 100% of target and provide from the Compensation Committee flexibility to prorate that total by 0-200% based on level of performance achievement with the maximum possible corporate achievement being 200% of target. In January 2024, the Board and the Compensation Committee evaluated the accomplishments and performance of the Company against such corporate goals. After its consideration of the Company’s performance, as more specifically described below, the Compensation Committee rated our 2023 corporate achievement at 116.25%. This determination included the exercise of the Compensation Committee’s discretion in respect of the achieved targets, taking into account factors not included in the scorecard.

Corporate Goal – Core	Weighting	Corporate Achievement
Maintain financial and Company value through achieving revenue targets and performance against NBI	40%	Exceeded - exceeded revenue targets and outperformed NBI
Achieve key commercial metrics related to patients start forms, patients on therapy and conversion rates	25%	Achieved - ended year with 2,066 patients on LUPKYNIS therapy, 1,892 new patient start forms, restarts and hospital fills and all-time high conversion rate at 20 days
Achievement of development milestones for AUR200 and AUR300	20%	Achieved - achieved all milestones for AUR200 and AUR300
Support LUPKYNIS through fortifying meaningful IP and global regulatory progression	10%	Achieved - fortified IP stance of LUPKYNIS, enabled Otsuka's PMDA submission and continue to progress regulatory filings
Continue business development efforts related to clinical stage assets	5%	Not Achieved
In January 2024, after making these determinations regarding level of corporate performance achieved against the pre-established performance goals, the Compensation Committee (for NEOs other than the CEO), with input from the CEO, rated each NEOs' individual performance. Based on these analyses, the Compensation Committee reviewed and approved corporate cash incentives as set forth in the table below. The Compensation Committee and the Board may, in their sole discretion, eliminate any individual cash incentive or reduce or increase the amount of compensation payable with respect to any individual cash incentive. Bonuses for individuals may be greater than the corporate achievement for 2023 based on either separate performance metrics for individual performance, as well as a cap being placed on salary for certain employees where the amount of salary increase that would have been provided in respect of a market view in excess of that cap was incorporated into the 2023 annual cash incentive payment.

	2023 Target Annual Cash Incentive		2023 Actual Annual Cash Incentive Paid
Named Executive Officer	% of Base Salary	$	% of Target Annual Cash Incentive	$
Peter Greenleaf	70%	576,014	123%	710,760
Joe Miller	50%	250,351	137%	342,980
Max Donley	50%	256,820	133%	341,571
Stephen Robertson (1)	50%	239,364	137%	327,928
Volker Knappertz(2)	50%	258,125	127%	327,819

(1)Stephen Robertson's cash incentive paid was translated from CAD to USD using the year-end foreign exchange rate from the Bank of Canada.
(2)Volker Knappertz was appointed as the Company's Executive Vice President, Research & Development effective July 14, 2022. His employment with the Company ceased on March 4, 2024.
Long-term Incentive Grants
In 2023, the Compensation Committee approved long-term incentive grants to our NEOs in the form of RSUs (representing the right to receive one common share) and performance awards (PAs) with performance metrics required to be met in order to receive the shares subject to the PAs.

Executive	RSUs (# shares)(1)	PAs (# shares)(2)
Peter Greenleaf	667,407	333,705
Joe Miller	229,421	114,711
Max Donley	271,134	135,567
Stephen Robertson	204,810	102,406
Volker Knappertz(3)	191,462	95,731
(1)RSUs shall vest in three equal annual installments on the first, second and third anniversary of the grant date.
(2)PAs shall vest in two equal installments on December 31, 2024 and December 31, 2025 at an amount based on achievement of performance metrics. If the performance metrics are exceeded, each NEO can earn up to 150% of their initial grant. The numbers in the above table represent 150% achievement.
(3)Volker Knappertz was appointed as the Company's Executive Vice President, Research & Development effective July 14, 2022. His employment with the company ceased as of March 4, 2024.
The annual equity grants to our NEOs are evaluated and approved by the Compensation Committee in the context of each NEO's total compensation and take into account the market data provided by Compensation Committee consultant in addition to the individual officer’s responsibilities and performance. The Compensation Committee also takes into account the recommendations of the CEO with respect to appropriate grants and any particular individual circumstances.
Other Features of Our Executive Compensation Program
Agreements with Our Named Executive Officers
We have entered into written employment agreements with each of our NEOs. Each of these employment agreements sets forth the initial compensation arrangements for the NEO, including an initial base salary, an annual cash bonus opportunity, and an equity award recommendation. These agreements and the proprietary information and invention assignment agreements each NEO executes upon commencing employment at the Company also set forth the rights and responsibilities of each party and include, among other rights and responsibilities, the prohibition on the executive officer from engaging directly or indirectly in competition with us, soliciting any of our employees, or disclosing our confidential information.
Below are descriptions of our employment agreements with our NEOs including a discussion of the severance payments and other benefits to be provided in connection with an involuntary termination of employment, and a change in control of the Company.

Peter Greenleaf, President and CEO
On April 11, 2019, Peter Greenleaf entered into an employment agreement with the Company for the position of President and CEO commencing on April 29, 2019. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis and that he will serve as a member of the Board. He is eligible to receive a cash performance bonus with a target payment of 70% of his base salary if the Board, on the recommendation of the Compensation Committee, in its sole discretion, determines that the Company’s performance had met certain short-term and long-term business performance objectives established from time to time by the Board, on the recommendation of the Compensation Committee, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits programs and to vacation of 30 business days per year. Peter Greenleaf's base salary is reviewed annually by the Board, on the recommendation of the Compensation Committee. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Peter Greenleaf’s employment agreement, as modified by resolution of the Board, termination and change of control benefits are as follows:
1.In the event that Peter Greenleaf’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 18 months equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Peter Greenleaf’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 24 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All of his unexercised stock awards will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.
Joe Miller, Chief Financial Officer
On April 8, 2020, Joe Miller entered into an employment agreement with the Company for the position of Chief Financial Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Joe Miller's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Joe Miller’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Joe Miller’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options and equity-based awards granted and outstanding at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Matthew ("Max") Donley, Executive Vice President, Operations and Strategy
On July 15, 2019, Max Donley entered into an employment agreement with the Company for the position of Executive Vice President, Operations and Strategy. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Max Donley's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Max Donley’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Max Donley’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock awards outstanding at the time of termination, which stock awards have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.

Stephen Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
On September 29, 2020, Stephen Robertson entered into an employment agreement with the Company for the position of Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Stephen Robertson's employment agreement, termination and change of control benefits are as follows:
1.In the event that Stephen Robertson’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, plus one additional month for each full year of employment, up to a maximum of 18 months in the aggregate, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Stephen Robertson's employment is terminated by the Company upon Change of Control or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a continuance payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All outstanding awards granted at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.
Volker Knappertz, Executive Vice President, Research & Development
On July 11, 2022, Volker Knappertz entered into an employment agreement with the Company for the position of Executive Vice President, Research & Development. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary, if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and the CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company. He ceased employment with the company on March 4, 2024.
Pursuant to Volker Knappertz' employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Volker Knappertz’ employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Volker Knappertz’ employment is terminated by the Company, within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 18-month period following the termination date. All stock options outstanding or other equity-based awards at the time of termination, which stock options have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.

Other Benefits
Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provided a 401(k) plan to all of our U.S. employees and a Registered Retirement Savings Plan ("RRSP") matching program to all of our Canadian employees, including our NEOs. We do not generally provide perquisites or personal benefits to our NEOs (any perquisites provided to our executives are for matters in conjunction with their services as executives of the Company). We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our NEOs.

Our NEOs are also able to participate in our Employee Share Purchase Plan ("ESPP") as well as receive awards under our Equity Incentive Plan. The ESPP provides eligible employees of the Company with opportunities from time to time to purchase Company common shares at a discounted price (each an “Offering”). The Company may make one or more Offerings to eligible employees under the ESPP. The maximum length for an Offering is 27 months (a “Plan Period”), during which the Company may withhold via payroll deduction the amount (not exceeding 15% of such eligible employee’s earnings) elected by the eligible employee for purposes of purchasing common shares on each purchase date within the Plan Period.
Tax and Accounting Implications
Under Financial Accounting Standard Board ASC Topic 718 ("ASC 718"), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Section 162(m) has historically limited public companies to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a calendar year, subject to certain limited exceptions. Due to the effects of tax reform, only certain historical arrangements may be exempted from the limitation. The Company will continue to review related guidance from the Internal Revenue Service as it becomes available, including the final regulations released by the Internal Revenue Service in late 2020. In determining the form and amount of compensation for our named executive officers, our Compensation Committee may continue to consider various aspects of the cost of such compensation. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.

Share Ownership Policy

In December 2021, we adopted a Share Ownership Policy. The Share Ownership Policy applies to each of the members of our Board, as well as each Section 16 Officer (together, "Covered Persons"). A "Section 16 Officer" is any current or former officer of the Company under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and any Executive Officer within the meaning of Rule 3b-7 under the Exchange Act (and any other person that Company determines to be subject to the policy). Under the Share Ownership Policy, Covered Persons are to acquire certain amounts of Qualifying Shares. "Qualifying Shares" are common shares held by a Covered Person and include owned common shares, as well as unvested RSUs. Qualifying Shares does not include unearned performance based awards or stock options (whether vested or unvested).

Each Covered Person must hold the required number of Qualifying Shares within 5 years of becoming a Covered Person (or 5 years from the adoption of the Share Ownership Policy).

Compliance with the Share Ownership Policy will be measured on the first trading day of each calendar year, using the base salary or board retainer then in effect. The share price used will be the higher of the closing price of the Company's common shares on that date, or the one-year average price of the Company's common shares on that date.

The following table sets out the required number of Qualifying Shares for each Covered Person:

Position / Level	Requirement
Members of the Board (other than Section 16 Officers)	3 times board annual retainer fees (excluding any meeting fees, committee retainers, committee chair retainers, and independent director retainers)
CEO	3 times base salary
All other Section 16 Officers	1 times base salary

Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.

Clawback Policy
On November 22, 2023, the Company adopted an updated clawback policy that complies with the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing rules. The updated clawback policy replaces the Company's previous clawback policy.
Risk Analysis of Our Compensation Policies and Practices
The Compensation Committee has reviewed the Company’s compensation policies and practices, in consultation with WTW, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors), and long-term compensation (in the form of options to purchase our common shares and PAs) prevents undue focus on short-term results and helps align the interests of the Company’s executive officers with the best interests of the Company.

2023 Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021.

Name and Principal Position	Year	Salary ($)(8)	Bonus ($)	Stock Awards ($) (3)(4)	Option Awards ($) (5)	Non-Equity Incentive Plan Compensation ($) (6)	All Other Compensation ($) (7)	Total ($)
Peter Greenleaf	2023	822,877	—	8,999,997	—	710,760	39,725	10,573,359
Chief Executive Officer	2022	791,228	—	3,750,002	3,752,009	498,474	45,684	8,837,397
	2021	723,905	—	—	—	506,734	10,182	1,240,821
Joe Miller	2023	500,701	—	3,093,747	—	342,980	39,509	3,976,937
Chief Financial Officer	2022	481,443	—	1,250,001	1,250,672	264,794	45,684	3,292,594
	2021	437,675	—	—	—	262,605	10,185	710,465
Max Donley	2023	513,640	—	3,656,242	—	341,571	46,633	4,558,086
EVP, Operations and Strategy	2022	493,885	—	1,250,001	1,250,672	271,637	46,302	3,312,497
	2021	448,986	—	—	—	269,392	12,260	730,638
Stephen Robertson	2023	478,727	—	2,761,872	—	327,928	29,727	3,598,254
EVP, General Counsel, Corporate Secretary and Chief Compliance Officer (2)	2022	458,696	—	1,250,001	1,250,672	252,283	28,703	3,240,355
	2021	448,373	—	—	—	252,209	22,108	722,690
Volker Knappertz	2023	516,250	—	2,581,865	—	327,819	10,540	3,436,474
EVP, Research and Development (1)	2022	229,167	—	1,250,002	1,249,337	250,000	5,180	2,983,686
	2021	—	—	—	—	—	—	—
(1)Volker Knappertz was appointed as our EVP Research and Development on July 11, 2022. He ceased employment with the Company on March 4, 2024.
(2)Stephen Robertson's salary, bonus and other non-equity compensation were translated to USD using the year-end foreign exchange rates from the Bank of Canada (See note 3 for equity translation information).
(3)For 2022, this represents the grant date fair value of RSUs granted to the NEO for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 28, 2023. The grant date market price for the RSUs was set at $12.01, which was the closing price on the date prior to the March 2, 2022 grant date.
(4)For 2023, this represents the grant date fair value of RSUs and performance awards granted to the NEO for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service or performance based conditions. The assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 15, 2024. The grant date market price for the RSUs and performance awards is set at $8.99, which was the closing price on the date prior to the March 2, 2023 grant date. Amounts listed for performance awards are at 150% of initial grant (representing maximum performance), based on exceeding achievement of performance metrics as of December 31, 2023. Additional details regarding the 2023 equity grants can be found in the Grants of Plan-Based Awards table below.
(5)Represents the aggregate grant-date fair value of the stock options awarded to the NEO for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 28, 2023. The options granted based on a CAD fair value were converted to USD using the foreign exchange rate from the Bank of Canada on the grant date.
(6)The amounts reported in this column represent annual performance-based bonuses earned for 2021, 2022 and 2023. For more information, see the section titled “Annual Performance Bonus” in the CD&A and the Grants of Plan-Based Awards table below.
(7)The amounts reported in this column represent the following: for Peter Greenleaf, Joe Miller, Max Donley and Volker Knappertz employer contributions to 401(k), life insurance and for Peter Greenleaf, Joe Miller and Max Donley approximately $23 thousand for expenses related to work travel, plus an associated gross up payment of approximately $10 thousand for applicable taxes related to such travel expenses; for Stephen Robertson amounts represent employer contributions to RRSP, medical services plan and employer health tax benefits.
(8)The salary increases for 2022 included an inflation adjustment.

2023 Grants of Plan-Based Awards Table
The following table sets forth information relating to the grant of plan-based incentive awards to our NEOs in 2023:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter Greenleaf
Annual Bonus	—	—	576,014	1,152,028	—	—	—	—	—	—	—
Performance Award	3/2/2023	—	—	—	166,852	222,470	333,705	—	—	—	3,000,008
Restricted Stock Unit Award	3/2/2023	—	—	—	—	—	—	667,407	—	—	5,999,989
Joe Miller
Annual Bonus	—	—	250,351	500,702	—	—	—	—	—	—	—
Performance Award	3/2/2023	—	—	—	57,355	76,474	114,711	—	—	—	1,031,252
Restricted Stock Unit Award	3/2/2023	—	—	—	—	—	—	229,421	—	—	2,062,495
Max Donley
Annual Bonus	—	—	256,820	513,640	—	—	—	—	—	—	—
Performance Award	3/2/2023	—	—	—	67,783	90,378	135,567	—	—	—	1,218,747
Restricted Stock Unit Award	3/2/2023	—	—	—	—	—	—	271,134	—	—	2,437,495
Stephen Robertson
Annual Bonus(2)	—	—	239,364	478,728	—	—	—	—	—	—	—
Performance Award	3/2/2023	—	—	—	51,203	68,271	102,406	—	—	—	920,630
Restricted Stock Unit Award	3/2/2023	—	—	—	—	—	—	204,810	—	—	1,841,242
Volker Knappertz
Annual Bonus		—	258,125	516,250	—	—	—	—	—	—	—
Performance Award	3/2/2023	—	—	—	47,865	63,821	95,731	—	—	—	860,622
Restricted Stock Unit Award	3/2/2023	—	—	—	—	—	—	191,462	—	—	1,721,243
(1)These amounts represent performance-based bonus payments for each NEO for 2023. There were no threshold amounts and maximum bonus amounts were set at 200%.
(2)Stephen Robertson's cash incentive was translated from CAD to USD using the 2023 year-end foreign exchange rate from the Bank of Canada.
(3)Value of performance awards at the grant date based upon the probable outcome of such conditions. The estimates of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures, are consistent between the performance award and restricted stock unit award.

2023 Outstanding Equity Awards At Fiscal Year-End Table
The following table shows for the fiscal year ended December 31, 2023, certain information regarding outstanding equity awards at fiscal year-end for our NEOs. The options to purchase our shares were granted with a per share exercise price equal to the fair market value of one share on the date of grant, as determined in good faith by the Compensation Committee (for NEOs other than the CEO) and the Board, on recommendation of the Compensation Committee (for our CEO and without the CEO being present for deliberations and approval). Except as noted below, all of the equity awards were granted under our Equity Incentive Plan.

	Options Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested (#)(3)	Market or Value of Shares or Units That Have Not Vested ($)(4)
Peter Greenleaf	4/29/2019(2)	1,600,000	—	6.28	4/29/2029	—	—
	12/21/2020	817,024	—	13.03	12/21/2030	—	—
	3/2/2022	311,610	222,578	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	208,160	1,871,358
	3/2/2023	—	—	—	—	333,705	3,000,008
	3/2/2023	—	—	—	—	667,407	5,999,989
Joe Miller	12/21/2020	270,610	—	13.03	12/21/2030	—	—
	3/2/2022	103,870	74,193	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	69,387	623,789
	3/2/2023	—	—	—	—	114,711	1,031,252
	3/2/2023	—	—	—	—	229,421	2,062,495
Max Donley	8/19/2019	250,000	—	5.90	8/19/2029	—	—
	12/21/2020	236,952	—	13.03	12/21/2030	—	—
	3/2/2022	103,870	74,193	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	69,387	623,789
	3/2/2023	—	—	—	—	135,567	1,218,747
	3/2/2023	—	—	—	—	271,134	2,437,495
Stephen Robertson	11/16/2020(5)	298,924	—	13.40	11/16/2030	—	—
	12/21/2020	144,484	—	13.03	12/21/2030	—	—
	3/2/2022	103,870	74,193	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	69,387	623,789
	3/2/2023	—	—	—	—	102,406	920,630
	3/2/2023	—	—	—	—	204,810	1,841,242
Volker Knappertz	8/1/2022(5)	114,174	142,718	8.18	8/1/2032	—	—
	8/1/2022(5)	—	—	—	—	101,875	915,856
	3/2/2023	—	—	—	—	95,731	860,622
	3/2/2023	—	—	—	—	191,462	1,721,243
(1)All options above except as noted in (2) below vest as follows: 33.333% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All options with a grant date up to and including May 2020 were translated for the purposes of this proxy from CAD to USD using the Bank of Canada exchange rate on the date of grant.
(2)25% of the shares subject to the options vested on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vested in equal monthly installments over the next three years. This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company.
(3)RSUs held at fiscal year-end vest in three equal annual installments on the first, second and third anniversary of the grant date. Amounts listed for PAs are at 150% of initial grant (maximum performance level), based on exceeding achievement of performance metrics as of December 31, 2023. PAs held at fiscal year-end shall vest in two equal installments as of December 31, 2024 and December 31, 2025.
(4)Amounts reported are calculated using $8.99, the per share closing price on December 29, 2023 (the last trading day of 2023).
(5)This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4).

2023 Option Exercises and Shares Vested
The following table provides information on options to purchase our common shares that were exercised, including the number of common shares acquired upon exercise and the value realized, determined as described below, for our NEOs during the year ended December 31, 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Peter Greenleaf	—	—	104,080	930,475
Joe Miller	—	—	34,693	310,155
Max Donley	—	—	34,693	310,155
Stephen Robertson	—	—	34,693	310,155
Volker Knappertz	—	—	—	—
(1)The value realized is based on the fair market value of the Company's common stock on the vesting date.

Potential Payments Upon Termination or Change-in-Control
We maintain certain agreements, plans, and programs that require us to provide compensation to our NEOs in the event of a termination of employment or a change in control. For more information, see “Other Features of Our Executive Compensation Program—Agreements with Our Named Executive Officers” beginning on page 55.

The following table discloses the potential payments upon termination of employment or change in control with respect to each NEO, pursuant to their respective employment agreements with the Company, as of December 31, 2023. Each scenario assume each NEOs’ compliance with post-employment restrictive covenant agreement and execution of a release of claims.

Name	Benefit	Termination Without Cause Not in Connection with a Change in Control ($)	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)
Peter Greenleaf	Cash Severance Payment	1,234,316	1,645,754
	Lump Sum Target Bonus Payment(2)	576,014	576,014
	Health Insurance Premiums(3)	38,190	25,460
	Vesting Acceleration(1)	0(4)	10,871,355
	Benefit Total	1,848,520	13,118,583
Joe Miller	Cash Severance Payment	500,701	751,052
	Lump Sum Target Bonus Payment(2)	250,351	250,351
	Health Insurance Premiums(3)	40,364	40,364
	Vesting Acceleration(1)	0(4)	3,717,536
	Benefit Total	791,416	4,759,303
Max Donley	Cash Severance Payment	513,640	770,460
	Lump Sum Target Bonus Payment(2)	256,820	256,820
	Health Insurance Premiums(3)	40,364	40,364
	Vesting Acceleration(1)	0(4)	4,280,031
	Benefit Total	810,824	5,347,675
Stephen Robertson(5)	Cash Severance Payment	598,409	718,091
	Lump Sum Target Bonus Payment(2)	239,364	239,364
	Health Insurance Premiums(3)	4,381	4,381
	Vesting Acceleration(1)	0(4)	3,265,323
	Benefit Total	842,154	4,227,159
Volker Knappertz(6)	Cash Severance Payment	516,250	774,375
	Lump Sum Target Bonus Payment(2)	258,125	258,125
	Health Insurance Premiums(3)	40,364	60,546
	Vesting Acceleration(1)	0(4)	3,613,323
	Benefit Total	814,739	4,706,369
(1)The value of vesting acceleration is based on the closing price of $8.99 per common share on December 31, 2023 for unvested awards.
(2)The assumption used for lump sum target bonus payment is full year payment at 100% of target. For termination absent change in control, the performance bonus shown is at 100% target, however the performance bonus is subject to the terms of the employment agreement.

(3)The assumption used for the health insurance premiums is 12 months of coverage, except for Volker Knappertz health insurance premium in connection with a change in control termination and Peter Greenleaf for a termination of employment not in connection with a change in control, which assume 18 months of coverage.
(4)The assumption used for vesting acceleration not in connection with a change in control is a termination as of December 31, 2023.
(5)Stephen Robertson's cash amounts were translated from CAD to USD using the 2023 year-end foreign exchange rate from the Bank of Canada.
(6)The amounts shown for Volker Knappertz are payouts pursuant to his employment agreement that would have been owed upon termination as of December 31, 2023. His employment with the company ceased as of March 4, 2024.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)˒(2)˒(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Net Revenue(5) ($ Millions)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	10,573,359	14,915,528	3,892,438	5,271,052	44.37	115.42	(78)	176
2022	8,837,397	(8,899,595)	3,275,710	(748,376)	21.32	113.65	(108)	134
2021	1,240,389	16,344,707	718,163	4,188,759	112.88	126.45	(181)	46
2020	10,678,868	(2,601,908)	3,233,747	2,545,959	68.26	126.42	(103)	50

(1)Peter Greenleaf was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below. For 2022, 2021 and 2020, please see respective proxy statements for assumptions and details.

2023	2022	2021	2020
Joe Miller	Joe Miller	Joe Miller	Joe Miller
Max Donley	Max Colao	Max Colao	Dennis Bourgeault
Stephen Robertson	Max Donley	Max Donley	Max Colao
Volker Knappertz	Stephen Robertson	Stephen Robertson	Max Donley
	Volker Knappertz		Stephen Robertson
Neil Solomons

(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Reconciliation of Summary Compensation Table to Compensation Actually Paid Calculation

Year	Summary Compensation Table Total for Peter Greenleaf ($)	Exclusion of Stock Awards and Option Awards for Peter Greenleaf ($)	Inclusion of Equity Values for Peter Greenleaf ($)	Compensation Actually Paid to Peter Greenleaf ($)
2023	10,573,359	(8,999,997)	13,342,166	14,915,528
2022	8,837,397	(7,502,011)	(10,234,980)	(8,899,595)
2021	1,240,389	—	15,104,318	16,344,707
2020	10,678,868	(9,288,898)	(3,991,878)	(2,601,908)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	3,892,438	(3,023,431)	4,402,045	5,271,052
2022	3,275,710	(2,375,417)	(1,648,669)	(748,376)
2021	718,163	—	3,470,596	4,188,759
2020	3,233,747	(2,741,071)	2,053,283	2,545,959

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Inclusion of Equity Values Calculation

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Peter Greenleaf ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Peter Greenleaf ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Peter Greenleaf ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Peter Greenleaf ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Peter Greenleaf ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Peter Greenleaf ($)	Total - Inclusion of Equity Values for Peter Greenleaf ($)
2023	8,999,997	1,566,255	—	2,775,914	—	—	13,342,166
2022	2,799,360	(5,421,035)	—	(7,613,305)	—	—	(10,234,980)
2021	—	10,202,439	—	4,901,879	—	—	15,104,318
2020	7,762,704	(7,270,230)	—	(4,484,352)	—	—	(3,991,878)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	3,023,431	616,428	—	762,186	—	—	4,402,045
2022	701,513	(656,801)	—	(941,151)	(752,230)	—	(1,648,669)
2021	—	2,255,191	—	1,215,405	—	—	3,470,596
2020	2,449,340	(235,061)	95,426	(256,422)	—	—	2,053,283

(4)The Peer Group TSR set forth in this table utilizes the NASDAQ Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the NASDAQ Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Net Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2023. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years.

PEO and Average Non-PEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
-10
-15
Company TSR (FYE 2019 Indexed to $100)
$125
$100
$75
$50
$25
$0
2019
2020
2021
2022
2023
Fiscal Year
0
0
100
-2.6
2.6
68.26
16.3
4.2
112.88
-8.9
0.7
21.32
14.9
5.3
44.37
Peter Greenleaf Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Aurinia Pharmaceuticals Inc. TSR

Equity awards are an important component of our executive compensation program, and as a result, TSR has a large impact on our Compensation Actually Paid metrics. Prior to the FDA approval of LUPKYNIS in January 2021, our PEO and Non-PEO NEO's received long term incentive grants in the form of stock options and one performance award grant in 2020. There were no additional equity grants to our executives in 2021. Since 2021, the equity grant cycle has continued to evolve. There was one annual grant consisting of a mix of stock options and RSUs to our PEO and Non-PEO NEO's in 2022 and in 2023, the annual grant consisted of a mix of RSUs and PAs.
The timing of the equity grants along with the volatility of our stock price were contributing factors to the year over year changes in the Compensation Actually Paid calculations above.
The market price of our common shares has fluctuated between $4.11 and $33.08 over the past 5 years. The grants to our executive officers occur (and are valued) based on then prevailing common share prices and can greatly increase or decrease in value due to the volatility in the Company's share price.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
20
15
10
5
0
-5
-10
-15
250
200
150
100
50
0
-50
-100
-150
-200
16.3
4.2
14.9
5.3
2.6
-2.6
-0.7
-8.9
-103
-181
-108
-78
2020
2021
2022
2023
Fiscal Year
Peter Greenleaf Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Aurinia Pharmaceuticals Inc. Net Income

We launched our first commercial drug, LUPKYNIS, after FDA approval was received in January 2021. In connection with the launch in 2021, we had significant costs related to the expansion of the commercial and administrative functions to support the launch and commercialization of LUPKYNIS. As a result of this investment, the Company incurred significant losses in its initial launch year of LUPKYNIS. Certain of these costs continued in 2022 and 2023, but have been partially offset by an increase in net product revenue.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Revenue during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Revenue
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
-10
-15
Net Revenue ($ Million)
180
150
120
90
60
30
0
16.3
4.2
2.6
-2.6
50.1
45.6
134
-8.9
-0.7
175.5
14.9
5.3
2020
2021
2022
2023
Fiscal Year
Peter Greenleaf Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Revenue

Although our stock price has been volatile, we have continued to focus on increasing our revenue from sales of LUPKYNIS, and building our global partnership with Otsuka.
Total revenues were $45.6 million and $50.1 million for the years ended December 31, 2021 and 2020, respectively. Our total revenues during 2021 primarily consisted of product revenues, net of adjustments, for LUPKYNIS following FDA approval in January 2021, as we could not conduct commercial operations prior to obtaining FDA approval of LUPKYNIS. Total revenues during 2020 were primarily due to the upfront payment from Otsuka of $50.0 million recorded as licensing revenue. In 2020, we did not have any drugs approved for commercial sale.
In 2022, we experienced significant commercial growth, generating $134.0 million in total net revenue, a 194% increase over the previous year, and $103.5 million in net product revenue, a 127% increase over the previous year.
For the year ended December 31, 2023, total net revenue was $175.5 million compared to $134.0 million in the previous year, an increase of approximately 31%. For the year ended December 31, 2023, product revenue, net was $158.5 million compared to $103.5 million in the previous year, an increase of approximately 53%.

Description of Relationship Between Company TSR and Peer Group TSR

The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the NASDAQ Biotechnology Index over the same period.

Comparison of Cumulative TSR of Aurinia Pharmaceuticals Inc. and NASDAQ Biotechnolgy Index
$200
$150
$100
$50
$0
TSR (12/31/2019 indexed to $100)
100
125.69
124.89
111.27
115.42
100
68.26
112.88
21.32
44.37
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
Fiscal Year
Aurinia Pharmaceuticals Inc. TSR
NASDAQ Biotechnologhy Index TSR

The market price of our common shares has been subject to significant volatility between 2019 and 2023 and has fluctuated between $4.11 on December 27, 2022 and $33.08 on October 29, 2021. As of April 30, 2024, the closing market price of our common shares was $5.09.

List of Most Important Financial Performance Measures

Net Revenue was the sole financial performance measure that the Company used in linking Compensation Actually Paid to our PEO and other NEOs for 2023 to Company performance.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes our compensation plans under which our equity securities are authorized for issuance at December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	15,688,284(1)	$6.79(2)	6,162,879
Equity compensation plans not approved by security holders	3,674,441(3)	$7.26(2)	__ (4)
Total	19,362,725		6,162,879

(1)Includes the Equity Incentive Plan approved in 2021, under which the maximum aggregate number of Plan Shares that may be issued is 23,815,115 common shares, and 2,500,000 shares that are reserved and available for issuance under our ESPP.
(2)RSUs that were issued under or outside of the Equity Incentive Plan, and shares that were purchased pursuant to the ESPP, and that were outstanding as of December 31, 2023 do not have an exercise price, and as such this relates to the exercise price for only the options granted under or outside of the equity compensation plans approved by security holders.
(3)These inducement awards were granted outside the Equity Incentive Plan as inducements material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4) or other applicable exemptions available at the time of grant. These awards were granted with a per share exercise price equal to the fair market value of one common share on the date immediately preceding the date of grant. Of the 3,674,441 inducement awards, 3,132,877 are stock options and 1,600,000 vest as follows: 25% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next three years. The remaining 1,532,877 inducement stock option awards vest as follows: 33.333% of the shares subject to the option vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All of the stock option awards are exercisable for ten years from the date of grant. The remaining 541,564 inducement awards are RSUs and vest in three equal annual installments on the first, second and third anniversary of the grant date.
(4)Our Board has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new employees are determined on a case-by-case basis. Other than possible inducement grants, we expect all equity awards will be made under shareholder-approved plans.

CEO Pay Ratio Disclosure
Under the SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Peter Greenleaf, to the median of the annual total compensation of all of our employees other than Peter Greenleaf (the "CEO Pay Ratio").
For fiscal year 2023, the median of the annual total compensation of all employees of the Company (other than the CEO) was $303,646 and the annual total compensation of the CEO, as reported in the Summary Compensation Table included in this Proxy Statement/Circular, was $10,573,359. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees was approximately 35 to 1.
To identify our median employee, we used the following methodology:
•To determine our total population of employees, we included all employees other than our CEO as of December 31, 2023 (whether employed on a full-time or part-time basis).
•To identify our median employee from our employee population, we chose as our consistently applied compensation measure the aggregate amount of each employee’s annual base salary and cash bonuses earned during fiscal 2023 and the grant date fair value of equity awards granted in fiscal 2023 determined in accordance with FASB ASC Topic 718.
•We included all other compensation consistent with what is included in the Summary Compensation Table. For the U.S., this includes employer contributions to 401K, life insurance and expenses for work related travel. For Canada, this includes employer contributions to RRSP, medical services plan and employer health tax benefits. For the UK, this includes life insurance and pension.
•In making this determination, we annualized the base salary of employees who were employed by us for less than the entire fiscal year but we did not make any cost-of-living adjustments.
•We did not exclude any non-U.S. employees under the de minimis or other exceptions set forth in Item 402(u) of Regulation S-K.
•Compensation paid in foreign currency was converted to U.S. dollars based on the year-end exchange rate for the year ended December 31, 2023 from the Bank of Canada.
Once the median employee was identified, we calculated the median employee’s total annual compensation in accordance with the requirements of the "Summary Compensation Table" earlier in this Proxy Statement/Circular.
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with the SEC's rules and regulations, based on our records and the methodology described above. The SEC’s rules and regulations for identifying the median employee and calculating the CEO Pay Ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies and to use reasonable estimates and assumptions based on their own facts and circumstances.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth in summary form information concerning the compensation of our non-employee directors for the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash Fees ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Pension Value ($)	All Other Compensation ($) (4)	Total ($) (5)
Dr. George M. Milne, Jr.(6)	47,500	—	—	—	—	—	47,500
Dr. Daniel Billen(6)	73,207	99,989	99,935	—	—	—	273,131
Joseph Hagan(6)	35,000	—	—	—	—	—	35,000
Dr. David R.W. Jayne	50,000	99,989	99,935	—	—	—	249,924
Jill Leversage	67,351	99,989	99,935	—	—	—	267,275
R. Hector MacKay-Dunn	62,500	99,989	99,935	—	—	—	262,424
Dr. Brinda Balakrishnan	54,402	99,989	99,935	—	—	—	254,326
Dr. Karen Smith(7)	19,429	169,989	169,994	—	—	—	359,412
Jeffrey A. Bailey(7)	21,529	169,989	169,994	—	—	—	361,512
Dr. Robert T. Foster(8)	12,473	169,994	170,093	—	—	121,654	474,214
(1)This column includes the annual Board retainer and any applicable additional retainers for service as a member or Chair of a committee during 2023.
(2)The Company granted each director 9,310 RSUs on May 19, 2023. The amounts reported represents the grant date fair value of RSUs granted to each of the then non-employee directors and are calculated in accordance with ASC Topic 718, which does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our 2023 Annual Report on Form 10-K. The grant date market price for the restricted stock awards was set at $10.74, which was the closing price on the date prior to the May 19, 2023 grant date, consistent with our practice for granting equity awards to all employees.
(3)The Company granted 15,234 stock options on May 19, 2023 with a fair value of $6.56 to each of the then non-management directors. The amounts reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K.
(4)Represents deferred compensation arrangement paid after September 21, 2023 when he was appointed to the Board.
(5)The aggregate remuneration paid to the directors of the Company in 2023 was $2,093,138.
(6)Dr. George M. Milne, Jr. and Joseph Hagan ceased to be a director as of June 29, 2023. Dr. Daniel Billen was appointed Chair to replace Dr. George M. Milne, Jr.
(7)On August 18, 2023, Dr. Karen Smith and Jeffrey A. Bailey were appointed to the Board. In relation to that appointment, Dr. Karen Smith and Jeffrey A. Bailey were granted 17,913 RSUs on August 17, 2023. The grant date market price for the RSUs was set at $9.49, which was the closing price on the date prior to the August 17, 2023 grant date. Additionally, Dr. Karen Smith and Jeffrey A. Bailey were granted 28,959 stock options with a fair value of $5.87. The amount reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K.
(8)Dr. Robert T. Foster was appointed to the Board. pursuant to the Cooperation Agreement. In relation to that appointment, Dr. Robert T. Foster was granted 20,383 RSUs on September 21, 2023. The grant date market price for the RSUs was set at $8.34, which was the closing price on the date prior to the September 21, 2023 grant date. Additionally, Dr. Robert T. Foster. was granted 32,900 stock options with a fair value of $5.17. The amount reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K.
Director Equity Outstanding at 2023 Fiscal Year-End
The following table summarizes the equity awards that were outstanding as of December 31, 2023, for each of the non-employee directors serving during 2023.

	Option Awards(1)	Restricted Stock Units
Name	Number of Securities Underlying Unexercised Options (#)
Dr. Daniel Billen	156,193	9,310
Dr. David R.W. Jayne	186,193	9,310
Jill Leversage	141,193	9,310
R. Hector MacKay-Dunn	141,193	9,310
Dr. Brinda Balakrishnan	83,137	9,310
Dr. Karen Smith	28,959	17,913
Jeffrey A. Bailey	28,959	17,913
Dr. Robert T. Foster	32,900	20,383
(1)All option awards were granted to our non-employee directors with a 10-year term of which 703,700 were fully vested and exercisable and 95,027 were unvested as of December 31, 2023.
Non-Employee Director Compensation Policy

Compensation for the directors in such role is determined by the Board upon recommendation of the Compensation Committee. The Compensation Committee has sought advice from third party advisors in respect to the compensation of the directors, most recently WTW in 2023. During 2023, non-employee directors (other than the Chairman of the Board) earned an annual retainer fee of $45,000 for serving as a Board member. The Chairman of the Board earned an annual retainer fee of $80,000. Directors were paid in U.S. dollars at the end of each quarter. Annual committee compensation for 2023 was as follows:

•Compensation Committee Chair Retainer: $15,000
Compensation Committee Member Retainer: $7,500
•Audit Committee Chair Retainer: $20,000
Audit Committee Member Retainer: $10,000
•G&N Committee Chair Retainer: $10,000
G&N Committee Member Retainer: $5,000
In addition to the cash retainers set out above, non-employee directors are entitled to an annual equity grant equivalent to $200,000 stock options and an equity grant equivalent to $340,000 upon the election or appointment of a new Board member.
All of the director options are exercisable for ten years and vest in equal amounts over 12 months. All of the director RSUs vest 100% on the first anniversary of the grant date.

TRANSACTIONS WITH RELATED PERSONS
Certain Related-Person Transactions
Described below are all transactions occurring since January 1, 2023 to which we were a party and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) a director, executive officer, holder of more than 5% of our outstanding common shares, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the equity and other compensation agreements that are described under “Executive Compensation” and “Director Compensation.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
Dr. Foster is considered a related party since he is one of the former executive officers of the Company who, as of March 8, 2012 was provided with future potential employee benefit obligations for remaining with the Company for a certain period of time. These obligations are contingent on the occurrence of uncertain future events. Dr. Foster was not a related party of the Company between his resignation from the Company in 2014, and his appointment to the Board on September 21, 2023.

Policies and Procedures for Transactions with Related Persons
We have adopted a policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For these purposes, a “related person transaction” is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

If a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons, benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. We collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, takes into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
Indemnification agreements
Our constating documents permit us to exculpate, indemnify and insure each of our directors and executive officers to the fullest extent permitted by the ABCA. We have entered into indemnification agreements with each of our directors and executive officers, undertaking to indemnify them to the fullest extent permitted by law, to the extent that these liabilities are not covered by insurance. We have also obtained Directors and Officers insurance for each of our executive officers and directors.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Meeting Materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy statement or Notice of Meeting Materials. A single proxy statement or Notice of Meeting Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, Notice of Meeting Materials or other annual meeting materials, please notify your broker or the Company. Direct your written request to Aurinia Pharmaceuticals Inc., Corporate Secretary, #140, 14315 - 118 Avenue, Edmonton, AB T5L 4S6 Canada or call (250) 744-2487. Shareholders who currently receive multiple copies of the proxy statement, Notice of Meeting Materials or other annual meeting materials at their addresses and would like to request “householding” of their communications should contact their bank, broker or other nominee or the Company at the address above.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

The Company has had no material transaction with an "informed person" (as that term is defined under applicable Canadian securities laws) any proposed director of the Company, or any associate or affiliate of any informed person or proposed director.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described in this Proxy Statement/Circular, no (i) person who has been a director or executive officer of the Company at any time since the beginning of Company’s the last financial year, (ii) proposed nominees for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting (other than the election of directors and the amendment to the Equity Incentive Plan).
OTHER MATTERS
The Board, at the time of the preparation of this Proxy Statement/Circular, knows of no other matters to come before the Meeting other than that referred to herein. If any other matters should properly come before the Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies in accordance with his or her best judgment.

Financial information is provided in the Company’s audited financial statements and management’s discussion and analysis for its most recently completed financial year (each as included in the Company’s 2023 Annual Report, which was filed on February 15, 2024). Copies of these documents and additional information relating to the Company are available on the Company’s website www.auriniapharma.com, on SEDAR+ at www.sedarplus.ca or at EDGAR at www.sec.gov.
By Order of the Board of Directors

/s/ Peter Greenleaf

Peter Greenleaf
May 3, 2024

Appendix A

AURINIA PHARMACEUTICALS INC.

MANDATE OF THE BOARD OF DIRECTORS

A.    Introduction
The primary responsibility of the board of directors (“Board”) of Aurinia Pharmaceuticals Inc. (the “Company”) is to oversee the management of the business and to pursue the best interests of the Company. The Board has plenary power and exercises overall responsibility for the management and supervision of the affairs of the Company.
B.    Board Size and Criteria
The Board must consist of such a number of directors within the limits as set out in the company’s articles of incorporation. The By-laws of the Company require that at least two (2) of the Company's directors must not be officers or employees of the Company or a subsidiary of the Company. A majority of the directors of the Board shall be independent within the meaning of applicable securities laws.
C.    Board Meetings
In order for the Board to transact business, a majority of the directors must be present. The Board shall meet on a regular basis and shall schedule a sufficient number of meetings (whether in person, by teleconference or other means permitted by applicable law) to carry out its mandate, which shall occur at least once each quarter.
D.    Reports from Committees/Subsidiaries
Unless waived by the Board, each committee chair shall provide a report to the Board on material matters considered by the committee at the first regularly scheduled Board meeting after the committee's meeting. Each board of a material subsidiary that does not have the same directors as the Board shall provide a report to the Board on material matters considered by the subsidiary board at the first Board meeting after the subsidiary's meeting.
E.    Chairman
The Board shall appoint a Chairman of the Board who shall have responsibility to ensure that the Board discharges its duties and responsibilities. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written position description delineating the chair’s role.
F.    Outside Advisors
The Board shall have the authority to retain, at the Company's expense, independent advisors and consultants to advise the Board as it determines necessary to carry out its duties and to fix the remuneration of such advisors and consultants. The Board may request any officer or employee of the Company, or the Company's internal or external auditors or legal counsel to attend a meeting of the Board or to meet with any directors of, or consultants to, the Board.
G.    Governance
The Board has responsibility for developing the Company's approach to governance issues although the Governance & Nomination Committee plays a key role by recommending and reporting on governance issues, including ethical conduct, to the Board. The Board may delegate specific governance issues to other committees of the Board. The Board is responsible for establishing the appropriate procedures to ensure that the Board, Board committees and individual directors can function independently of management.
H.    General Duties
It is the duty of the directors of the Company to manage, or supervise the management of, the business and affairs of the Company. In exercising his or her duties, every director shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in similar circumstances. Each director is expected to attend all regularly scheduled meetings of the Board and all of the committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings. Each director shall also comply with the provisions of the Business Corporations Act (Alberta), and the By-laws of the Company.
I.    Directors' Duties and Responsibilities
The Board has responsibility for stewardship of the Company, including:
•to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer (the "CEO") and the Company’s other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;
•adopting a strategic planning process and approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business;
•the identification of the principal risks of the Company's business, and ensuring the implementation of appropriate systems to manage these risks;
•overseeing succession planning (including appointing, training and monitoring senior management);
•adopting a communication and disclosure policy for the Company;
•overseeing the Company's internal control and management information systems;
•developing the Company's approach to corporate governance, including developing a set of corporate governance principles and guidelines that are specifically applicable to the Company; and
•reviewing and disclosing, no less than annually, measures for receiving feedback from stakeholders.

In addition to the above, the Board shall:

•with the assistance of the Compensation Committee, review and ratify the employment, appointment, grade levels and compensation of the executive employees of the Company, or any additional employees directly reporting to the CEO, and approve all senior officer appointments;
•with the assistance of the Compensation Committee, develop a position description for the CEO, which together with other board approved policies and practices, should provide for a definition of the limits to management's responsibilities, and approve the objectives of the Company to be met by the CEO;

•with the assistance of the Compensation Committee, ensure the performance of the CEO is evaluated at least annually;
•with the assistance of the Governance & Nomination Committee, develop a process to evaluate the effectiveness of each director and the Board as a whole on no less than an annual basis;
•review and approve the strategic plan, the annual business plan and accompanying capital plan and financial operations budget, including all material capital expenditures;
•approve material divestitures, acquisition and financial commitments;
•with the assistance of the Audit Committee, approve the annual audited financial statements, management’s discussion on such financial statements ("MD&A"), report on Form 10-K, management information circular and other annual public documents of the Company required by applicable securities laws;
•with the assistance of the Audit Committee (such assistance including the delegated authority to perform this function itself), approve the quarterly reports to the shareholders, including the unaudited interim quarterly statements and the quarterly MD&A;
•determine the content and frequency of management reports;
•review any recommendations from regulators or the external auditors respecting their assessment of the effectiveness of the internal controls that come to their attention in the conduct of their work; and
•ensure an independent audit/inspection function is in place to monitor the effectiveness of organizational and procedural controls.

Further the Board will also consider periodically or annually as the case may be:
1.In Respect of Operations of the Board, with the assistance of the Governance & Nomination Committee:
(i)assess the needs of the Board with respect to the conduct of the affairs of the Board, including
(a)the size of the Board;
(b)the frequency and location of Board and committee meetings;
(c)procedures for establishing meeting agendas and the conduct of meetings;
(d)the availability, relevance and timeliness of discussion papers, reports and other information required by the Board;
(ii)    recommend at the first meeting of the Board following each annual meeting, the allocation of directors to each of the Board committees and thereafter, where a vacancy occurs at any time in the membership of any Board committee, recommend a particular director to the Board to fill such vacancy;
(iii)    oversee continuing education for all directors in respect to the Company; and
(iv)    oversee the relationship between the Board on the one hand and officers of the Company on the other hand and, if appropriate, make recommendations with a view to ensuring that the Board is able to function independently of management.

2.    In Respect of Governance, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the Company's approach to governance issues;
(ii)    review periodically the mandate for the Board and the positions description for the Chairman of the Board, the President and CEO, and the Chief Financial Officer (“CFO”) of the Company;
(iii)    review periodically the charters of the committees of the Board and, where appropriate, make recommendations thereon including changes in the role, size, composition and structure of the committees;
(iv)    conduct periodic surveys of directors with respect to their views on the effectiveness of the Board, the Chairman of the Board, each committee of the Board and its Chair and individual directors;

(v)    evaluate periodically the performance of the Chairman of the Board and the Chair of each committee and the performance and contribution of individual directors, having regard for the mandate for the Board and position description for the Chairman of the Board and the results of surveys of the directors, attendance at Board and Board committee meetings and overall contribution;
(vi)    assess the effectiveness and review the performance of the Board as a whole and each committee of the Board;
(vii)    review the Company's director qualification criteria including the number of boards on which directors may sit, director tenure, retirement and succession;
(viii)review the procedure to enable an individual director to engage an outside advisor at the expense of the Company; and
(ix)    recommend policies regarding succession in the event of an emergency or the retirement of the Chairman of the Board, CEO, and/or CFO of the Company.

3.    In Respect of Board Composition and Director Nominations, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the competencies, skills and personal qualities required of directors in order to add value to the Company, in light of
(a)    the activities of the Company and the nature of its investments;
(b)    the need to ensure that a majority of the Board is comprised of independent directors within the meaning of applicable laws;
(c)    the constating documents of the Company;
(d)    the Company's governance guidelines;
(ii)    review the competencies, skills and personal qualities of each existing director, and the contributions made by the director to the effective operation of the Board and any significant change in the primary occupation of the director;
(iii)    ensure candidates understand the demands and expectations of a director of the Company and the role of the Board and its committees; and
(iv)    oversee an orientation program to familiarize new directors with the business and operations of the Company, including the reporting structure, strategic plans, significant financial, accounting and risk issues and compliance policies, management and the external auditors.

4.    In Respect of Reporting and Disclosure Requirements, with the assistance of the Governance & Nomination Committee:
(i)        review and approve the annual corporate governance report to be made in the proxy circular prepared in connection with the Company's annual meeting describing the corporate governance practices of the Company with reference to applicable securities law requirements;
(ii)        review and approve the statement of executive compensation to be made in the proxy circular prepared in connection with the Company's annual meeting;
(iii)        review at least annually the "Corporate Disclosure Policy" of the Company;
(iv)        review at least annually the "Code of Ethics & Conduct" of the Company;
(v)        review at least annually the "Whistleblower Policy" of the Company;
(vi)        review at least annually the "Fraud Policy" of the Company;
(vii)        review at least annually the “Diversity Policy” of the Company;
(viii)    review at least annually the “Indemnity Policy” of the Company;
(ix)        review at least annually the "Terms of Reference for the Chairman of the Board";
(x)        review at least annually the "Mandate of the Board of Directors";

(xi)        review at least annually the position description for the CEO of the Company;
(xii)        review at least annually the position description for the CFO of the Company;
(xiii)    review at least annually the "Audit Committee Charter";
(xiv)    review at least annually the "Compensation Committee Charter";
(xv)        review at least annually the “Governance & Nomination Committee Charter”;
(xvi)    review at least annually the “Disclosure Committee Charter”;
(xvii)    review at least annually the "Insider Trading Policy";
(xviii)    review at least annually the "Clawback Policy";
(xix)    review at least annually the "Share Ownership Policy"; and
(xx)    review at least annually the “Majority Voting Policy.”

Appendix B

STATEMENT OF CANADIAN CORPORATE GOVERNANCE PRACTICES
The Company is committed to the highest standards of corporate governance. The Board and each of its committees have continued to refine the Company’s governance policies and procedures in light of recent regulatory initiatives that have been adopted to improve corporate governance.
Effective June 30, 2005, National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") and National Policy 58-201 Corporate Governance Guidelines ("NP 58-201") were adopted in Canada. NI 58-101 requires issuers to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on corporate governance practices. The following disclosure is completed in respect of the requirements of the Canadian securities instruments NI 58-101 and NP 58-201, and may not reflect corporate governance standards from a United States perspective.
The Board will continue to review the Company’s corporate governance practices on an ongoing basis in response to the evolving regulatory standards.
Further information on the Company's corporate governance practices is set out under the heading "Information Regarding the Board of Directors and Corporate Governance" earlier in this Proxy Statement/Circular.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
1. Board of Directors – Disclose how the board of directors (the "Board") facilitates its exercise of independent supervision over management, including:	The Board has reviewed the independence of each director of the Company as defined in NI 58-101. A director who is independent has no direct or indirect material relationship with the Company, including a relationship, which in the view of the Board could reasonably interfere with the director’s exercise of independent judgment. After having reviewed the role and relationships of each director, the Board has determined that, pursuant to NI 58-101 alone, the following directors nominated by management for election to the Board are independent, namely:

(a) the identity of directors that are independent.	Dr. Daniel Billen Dr. David R.W. Jayne R. Hector MacKay-Dunn Jill Leversage Dr. Brinda Balakrishnan Dr. Karen Smith Jeffrey Bailey
(b) the identity of directors who are not independent, and the basis for that determination.	Peter Greenleaf	Peter Greenleaf is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company.
	Dr. Robert Foster	Dr. Foster is considered to have a material relationship due to an ongoing deferred compensation arrangement between the Company and Dr. Foster.
(c)    whether or not a majority of the directors are independent. If a majority of directors are not independent, describe what the Board does to facilitate its exercise of independent judgment in carrying out its responsibilities.
A majority (77.8%) of the Board is independent pursuant to NI 58-101.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
(d)    If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

This information is disclosed in the attached proxy under "Information Regarding the Board Of Directors and Corporate Governance - Other Board Membership”.
(e)    Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.
The independent directors hold in camera meetings following every regularly scheduled meeting of the Board, as well as any other time the independent directors deem appropriate.
(f)    Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

Dr. Daniel Billen, who has served as an independent director since 2017, was appointed as Chairman of the Board on in 2023. The Chairman’s primary responsibility is managing the affairs of the Board including ensuring the Board is organized properly, functions effectively, and meets it obligations and responsibilities as set out in the by-laws of the Company and its mandate. The Chairman works to ensure effective relations with the Board, shareholders, other stakeholders and the public.

(g) Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.	This information is disclosed in the proxy statement under the heading “Information Regarding the Board Of Directors and Corporate Governance - Meetings of the Board of Directors”.
2. Board Mandate – Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.	A copy of the mandate of the Board is attached to this proxy statement as Appendix A.
3.    Position Descriptions –
(a)    Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.
The Board has developed written position descriptions for the Chairman of the Board and the Chair of each committee of the Board. These position descriptions are reviewed on an annual basis.
(b)    Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.
The Board and the CEO have developed a written position description for the CEO. The position description is reviewed on an annual basis.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
4.    Orientation and continuing Education –
(a)    Briefly describe what measures the board takes to orient new directors regarding:
(i)    the role of the board, its committees and its directors;
(ii)    the nature and operation of the issuer’s business.
(b)    Briefly describe what measures, if any, the board takes to provide the continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company has not implemented a formal orientation process for its new directors; however new directors are given the opportunity to individually meet with senior management to improve their understanding of the Company’s business. Newly appointed directors receive an onboarding package and are also provided with reference materials describing the Company’s organizational structure, the structure of the Board and its committees, corporate policies, articles and by-laws, as well as other Board materials. In addition, regardless of whether a meeting of the Board is scheduled, all directors regularly receive information on the Company’s operations, including a report on corporate development activities, operations reports, a financial overview and other pertinent information. All Company executives are available for discussions with directors concerning any questions or comments which may arise between meetings. Yearly the Board solicits feedback from the directors on potential continuing education topics and makes appropriate information available to the directors on relevant continuing education topics.

5.    Ethical Business Conduct –
(a)    Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:
(i)    disclose how a person or company may obtain a copy of the code;
(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;
(iii)    provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.
(b)    Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.
(c)    Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board believes that a culture of strong corporate governance and ethical business conduct must be endorsed by the Board and the executive officers. The Code of Conduct addresses many areas of business conduct and provides a procedure for employees to raise concerns or questions regarding questionable audit or accounting matters. The Code of Conduct is available on the Company’s website at www.auriniapharma.com.
All employees have a duty to report to the Company’s management any violations of the Code of Conduct. Allegations will be investigated by the appropriate personnel. Please also see the disclosure under the heading “Corporate Responsibility – Ethical business conduct” in this Proxy Statement/Circular for further information on how the Board monitors compliance with the Code of Conduct.
There were no material violations of the Code of Conduct in
2023 that required the filing of a material change report.

For any transactions where a director or executive officer has a material interest, the Board ensures the member discloses such interest and discusses the transaction only once the applicable person is not in attendance.
The Company has adopted a Corporate Disclosure Policy, which is reviewed annually, as well as Clawback, Fraud and Whistleblower policies. Quarterly financial packages are reviewed and approved by the Audit Committee. The annual financial package is reviewed by the Audit Committee prior to being recommended for Board approval and our CEO and CFO certify in respect of our annual and interim filings.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
6.    Nomination of Directors –
(a)    Describe the process by which the board identifies new candidates for board nomination.
(b)    Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nominating process
(c)    If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board reviews, on an annual basis, both the size and composition of the Board. In considering nominees for election to the Board, the Board takes into account geographic diversity, and considers the primary markets in which the Company operates, the expertise and experience necessary to support the Company’s strategy and operations and requirements for its Board imposed by law. The Board considers matters as a candidate’s integrity, independence, and residency. The Board then assesses each potential nominee against the criteria developed by the Board.
The G&N Committee, with the assistance of the other members of the Board and of management, is responsible for identifying nominees for election to the Board. The G&N Committee is comprised of three directors who are independent.

7.    Compensation –
(a)    Describe the process by which the board determines the compensation for the issuer’s directors and officers.
(b)    Disclosure whether or not the board has a Compensation Committee composed entirely of independent directors. If the board does not have a Compensation Committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.
(c)    If the board has a Compensation Committee, describe the responsibilities, powers and operation of the Compensation Committee.

The remuneration paid to the directors and officers is reviewed each year by the Compensation Committee. The level of remuneration is designed to provide a competitive level of remuneration. The Compensation Committee is comprised of four independent directors.
The mandate of this Committee in respect of compensation matters specifically sets out the following duties and responsibilities:
In respect of Director Compensation and Protection:
(a)    Review periodically director compensation and recommend compensation terms that adequately reflect the responsibilities being assumed by the directors, the Chair of the Board, and Chairs of the committees of the Board and members;
(b)    Administer, review, and recommend on all policies of or agreements by the Company with respect to the indemnification by the Company of its directors and officers, if any.
In respect of the Company’s Officers and Employees and Compensation Plans:
(a)    Review and recommend to the Board the employment, appointment, and compensation arrangements of the CEO of the Company, and in conjunction with the CEO, the employment and appointment of the top executives of the Company and their compensation arrangements, and make changes in these arrangements upon annual reviews of their performance;
(b)    Review with the CEO the position descriptions for the executive employees, ensuring they remain current and accurate;
(c)    Oversee the evaluation of the Company’s CEO;

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures

(d)    Review the CEO’s evaluation of the performance of the employees of the Company, and the CEO’s recommendations with respect to the amount of compensation to be provided to such employees;
(e)    Review the equity compensation plans of the Company for the benefit of employees of the Company and its subsidiaries; review and approve corporate goals and objectives relevant to the CEO and senior management’s compensation, evaluate the CEO and senior management’s performance in light of those goals and objectives, and make recommendations with respect to the CEO and senior executives’ compensation levels based on this evaluation; and make recommendations with respect to the CEO and senior executives’ compensation, incentive-compensation plans and equity-based plans; and
(f)    Administer, review and recommend the stock option plans and awards of the Company.

8. Other Board Committees – If the board has standing committees other than the audit, compensation and governance and nominating committees, identify the committees and describe their function.	The Company has no other standing committees.
9.    Assessments – Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Directors annually provide responses to a self-assessment of the Board as a whole, any committees on which they participate, as well as their own performance as a director. These assessments are provided to the G&N Committee on an anonymous aggregated basis for review. The G&N Committee reviews the aggregate reports, and determines if any changes to the Board or any of the committees is warranted. The G&N Committee then reports to the Board with respect to the results of the assessments and any recommendations the Governance and Nomination Committee believes appropriate resulting from the assessments.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
10.    Director Term Limits and Other Mechanisms of Board Renewal (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Company has not adopted term limits or other mechanisms for Board renewal. The Board has recently gone through an extensive renewal process. Given this recent renewal of the Board, the Company does not consider it appropriate to implement term limits or other mechanisms of Board renewal at this time.

11.    Policies Regarding the Representation of Women on the Board (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.
(b)    If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy:
(i)    a short summary of its objectives and key provisions,
(ii)    the measures taken to ensure that the policy has been effectively implemented,
(iii)    annual and cumulative progress by the issuer in achieving the objectives of the policy, and
(iv)    whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The Company has adopted a written policy with respect to the identification and nomination of female directors (the "Diversity Policy"). The Diversity Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or the Company’s executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed the Diversity Policy in considering potential candidates for election and appointment of members of the Board and the executive team.

The G&N Committee regularly considers the Diversity Policy and the diversity needs of the Company and reports to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the G&N Committee will consider the effectiveness of the Company’s approach to diversity and will recommend to the Board any changes that it considers appropriate.

12.    Consideration of the Representation of Women in the Director Identification and Selection Process (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

Pursuant to the Diversity Policy, the Board does consider and evaluate the representation of women on the Board when identifying and nominating candidates for election and re-election to the Board. Jill Leversage was appointed to the Board in November 2019, Dr. Brinda Balakrishnan was appointed to the Board in June 2021, and Dr. Karen Smith was appointed to the Board in August 2023. However, the Company focuses its search for new directors primarily based on the qualification of potential candidates, not specifically based on gender.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
13.    Consideration Given to the Representation of Women in Executive Officer Appointments (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

Pursuant to the Diversity Policy, the Board does consider and evaluate the representation of women in the Company’s executive officer positions when identifying and nominating candidates for appointment as executive officers. However, the Company focuses its search for new executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

14.    Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    For purposes of this Item, a "target" means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.
(b)    Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.
(c)    Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.
(d)    If the issuer has adopted a target referred to in either (b) or (c), disclose:
(i)    the target, and
(ii)    the annual and cumulative progress of the issuer in achieving the target.

The Company has not established a target for the representation of women on the Board or in executive officer positions of the Company by a specific date. The Company does not think it is appropriate to set targets because the Company focuses its search for new directors and executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

15.    Number of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.
(b) Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

As at the date of this Proxy Statement/Circular, three (33.3%) of the Company’s directors are women.

As at the date of this Proxy Statement/Circular, none (0%) of the Company’s executive officers, including the Company’s major subsidiaries, is a woman.

Appendix C
AURINIA PHARMACEUTICALS INC.
(the “Company”)

EQUITY INCENTIVE PLAN

AS AMENDED AND RESTATED AS OF ~~JUNE 7, 2021~~ JUNE 14, 2024
Article 1
PURPOSE AND INTERPRETATION
Purpose
1.1The purpose of the Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the rules and policies of any applicable stock exchange on which the securities of the Company are listed or quoted for trading and any inconsistencies between this Plan and the rules and policies of such exchanges, whether due to inadvertence or changes in such rules or policies, will be resolved in favor of the latter.
Definitions
1.2In this Plan:
“Actively Engaged”, in reference to a certain date, means that the Service Provider is engaged by the Company (including being on vacation or being on a statutory or other leave authorized by the Company) on the applicable date. Except to the minimum extent, if any, required by applicable employment standards legislation, “Actively Engaged” does not include:
(a)any period following the date the Service Provider, if a Director or Officer, ceases to be a Director or Officer upon termination of office or, if an Employee or other Service Provider, ceases to be employed or engaged by the Company upon termination of employment or service, for any reason (whether voluntary or involuntary, and whether with or without just cause, and regardless of whether the termination is lawful or unlawful);
(b)any period in relation to which the Company provides pay in lieu of notice in respect of such termination of office, employment or service; or
any period in relation to which the Company fails to give notice that ought to have been given pursuant to any agreement between the Company and the Service Provider or pursuant to any applicable law, including the common law or civil law, as applicable, in respect of such termination of office, employment or service, and in relation to which damages may be awarded, including for the failure to provide such notice.
“Affiliate” has the meaning assigned by the Securities Act;
“Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent Right granted under this Plan;
“Award Commitment” means any written agreement, contract or other instrument or document evidencing any Award granted under this Plan. Each Award Commitment shall be subject to the applicable terms and conditions of this Plan and any other terms and conditions (not inconsistent with this Plan) determined by the Board;

“Award Shares” means Common Shares that may be issued in the future to a Service Provider in connection with the grant, vesting or settlement of or upon the exercise of an Award;
“Black-out Period” means the period during which the relevant Recipient is prohibited from exercising an Award due to trading restrictions imposed by the Company in accordance with its securities trading policies governing trades in the Company’s securities;
“Board” means the board of directors of the Company (the “Company Board”) or any committee thereof duly empowered or authorized to grant Awards under this Plan, or any Person to whom the board of directors or empowered or authorized committee thereof delegates such authority;
“Business Day” means a day that the NASDAQ Stock Market LLC (or such other exchange on which the highest volume of the Company’s securities are traded) is open for trading;
“Change in Control” means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)consummation of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)the complete liquidation or dissolution of the Company;

(iv)any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Common Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(v)acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(vi)the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Exchange Act Affiliates or Exchange Act Associates of the offeror do not recommend such shareholders accept; or

(vii)a change in the composition of the Company Board over a period of twelve (12) months or less such that a majority of the Company Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Company Board membership, to be comprised of individuals who are Continuing Directors.
For the purpose of this Plan, “Continuing Directors” means members of the Company Board who either (i) have been Company Board members continuously for a period of at least twelve (12) months or (ii) have been Company Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Company Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Company Board. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Act Affiliate” and “Exchange Act Associate” shall have the respective meanings ascribed to “Affiliate” and “Associate” in Rule 12b-2 promulgated under the Exchange Act.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means common shares in the capital of the Company;
“Company” means Aurinia Pharmaceuticals Inc. or any successor thereto, and includes an Affiliate;
“Consultant” means an individual or a consultant Company, other than an Employee, Officer or Director who:
(i)provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company, other than services provided in relation to a Distribution;
(ii)provides the services under a written contract between the Company and the individual or the Consultant Company;
(iii)in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company; and
(iv)has a relationship with the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;
“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;
“Continuously Employed” shall mean the absence of any interruption or termination of service. Continuous Employment with the Company shall not be considered interrupted in the case of the sick leave, military leave or any other leave of absence approved by the Company or protected under applicable law or in the case of transfers between location of the Company; provided that the individual continues to be an Employee of the Company;
“Directors” means the directors of the Company as may be elected or appointed from time to time;
“Disability” shall mean any physical, mental or other health condition which results in it being impossible for the Recipient to perform his or her assigned duties for the reasonably foreseeable future, such that his or her employment or engagement has been frustrated. For purposes of Incentive Stock Options, “Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The Board shall determine whether a Recipient has incurred a Disability on the basis of medical evidence acceptable to the Board. Upon making a determination of Disability, the Board shall, for the purposes of the Plan, determine the date of the Recipient’s termination of office, employment or service;
“Distribution” has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;
“Dividend Equivalent Right” means a right, granted to a Participant pursuant to this Plan, to receive cash, Common Shares, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of Common Shares.

“Employee” means:
(i)an individual who is considered an employee of the Company or its Affiliates under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source) or the tax legislation of another jurisdiction in which the Company or its Affiliates may do business (including the Code);
(ii)an individual who works full-time for the Company (or one of its Affiliates) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source, and may include an Officer;
“Exercise Price” means the amount payable per Common Share on the exercise of an Award, if applicable, as determined in accordance with the terms hereof;
“Expiry Date” means the day on which an Award lapses as specified in the Award Commitment therefor or in accordance with the terms of this Plan;
“Grant Date” for an Award means the date of grant thereof by the Board;
“Incentive Stock Option” or “ISO” means a stock option that is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.
“Insider” means an insider as defined in the Securities Act;
“Investor Relations Activities” means generally any activities or communications that can reasonably be seen to be intended to or be primarily intended to promote the merits or awareness of or the purchase or sale of securities of the Company;
“Management Company Employee” means an individual employed by another individual or a corporation providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a corporation or individual engaged primarily in Investor Relations Activities;
“Market Price” means:
(i)the closing trading price for the Common Shares on the stock exchange on which the majority of the Company’s common shares traded on the day immediately prior to the date of determination (which may be denominated in either Canadian or US dollars, based on the applicable exchange rate on the day immediately prior to the date of determination) provided however that the determination date in respect of Options granted to Canadian residents shall be the Grant Date of such Options; or
(ii)if the Common Shares are not listed on a stock exchange, then the trading price determined by the Board using good faith discretion;

“Nonstatutory Stock Option” or “NSO” means a stock option does not qualify as an Incentive Stock Option.
“Officer” means a duly appointed senior officer of the Company;
“Option” means an Option granted pursuant to Section 3.1 hereof;
“Performance Award” means a Performance Award granted pursuant to Section 3.4 hereof;
“Recipient” means the recipient of an Award hereunder;
“Outstanding Shares” means at the relevant time, the number of outstanding Common Shares of the Company from time to time;
“Participant” means a Service Provider that becomes a Recipient;
“Person” means a company or an individual;
“Plan” means this Equity Incentive Plan, the terms of which are set out herein or as may be amended;
“Plan Shares” means the total number of Common Shares which may be reserved for issuance as Award Shares under the Plan as provided in Section 2.2;
“Regulatory Approval” means the approval of any securities regulatory authority (including, if applicable, any stock exchange on which the securities of the Company may be listed or quoted for trading) that may have lawful jurisdiction over the Plan and any Awards issued hereunder;
“Restricted Stock” means Restricted Stock granted pursuant to Section 3.2 hereof;
“Restricted Stock Unit” means a Restricted Stock Unit granted pursuant to Section 3.3 hereof; “Securities Act” means the Securities Act, R.S.A. 2000, c. S-4, as amended from time to time;
“Service Provider” means an individual who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers;
“Share Compensation Arrangement” means any Award under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;
“Shareholder Approval” means approval by a majority of the votes cast by eligible shareholders at a duly constituted shareholders’ meeting; and
“U.S. Participant” means a Participant that is resident in or a citizen of the United States of America.
Article 2
EQUITY INCENTIVE PLAN
Establishment of Equity Incentive Plan
2.1There is hereby established an equity incentive plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company.
Maximum Plan Shares
2.2Subject to the provisions of Section 3.12 below, the maximum aggregate number of Plan Shares which may be issued pursuant to all Awards (including Incentive Stock Options) following the ~~2021~~ 2024 annual general meeting of Shareholders of the Company is ~~23,815,115~~ 35,190,115 Common Shares (inclusive of the number of Common Shares subject to outstanding Awards as of the date of the 202~~14~~ annual general meeting of Shareholders of the Company). The Plan Shares may be authorized, but unissued, or reacquired Common Shares.
2.3Unless otherwise determined in the discretion of the Board, the number of Plan Shares that may be reserved for issuance under the Plan to any one Recipient will not exceed 5% of the Outstanding Shares on a non-diluted basis, less any Common Shares reserved for issuance to such Recipient under Share Compensation Arrangements other than this Plan.

Eligibility
2.4Awards may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are corporate entities will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its shares, nor issue more of its shares so as to indirectly transfer the benefits of an Award, as long as such Award remains outstanding, unless the written permission of the Company is obtained.
Awards Granted Under the Plan
2.5All Awards granted under the Plan will be evidenced by an Award Commitment, showing the number of Award Shares, the term of the Award, a reference to vesting terms, if any, and the Exercise Price, if applicable, or otherwise modified in respect of the terms of the specific Award as necessary.
2.6Subject to specific variations approved in accordance with this Plan, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Award Commitment made hereunder.
Awards Not Settled
2.7Except as set out below, any Plan Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Plan Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary in this Plan, the number of Common Shares (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Common Shares upon exercise of an Option, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations, or (iii) purchased by the Company with proceeds from Option exercises will be deemed to have been issued and will not increase the number of Plan Shares available for issuance under the Plan.
Administration of Plan
2.8The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder.
2.9Without limiting the generality of the foregoing, but subject to the provisions of this Plan, the Board has the power to:
(a)determine the Service Providers to whom Awards are to be granted, to grant such Awards, and, subject to the other terms of this Plan, to determine any terms and conditions, limitations and restrictions in respect of any particular grant of Award;

(b)allot Common Shares for issuance in connection with the exercise vesting or other settlement of Awards; and
(c)delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.
Regulatory Approval
2.10This Plan will be subject to the approval of any regulatory authority whose approval is required. Any Awards granted under this Plan prior to such approvals being given will be conditional upon such approvals being given, and no such Awards may be exercised unless and until such approvals are given.
Compliance with Legislation
2.11The Company will not be required to issue any Common Shares under the Plan unless such issuance is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of any stock exchange upon which Common Shares of the Company are listed. The Company will not in any event be obligated to take any action to comply with any such laws, regulations, rules, orders or requirements.
Minimum Vesting
2.12Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan following the 2021 annual general meeting of shareholders of the Company shall vest no earlier than the first anniversary of the Grant Date of such Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) Common Shares delivered in lieu of fully vested cash obligations, and (b) any additional Awards the Board may grant, up to a maximum of five percent (5%) of the Plan Shares authorized for issuance under the Plan pursuant to Section 2.2 (subject to adjustment pursuant to Section 3.10).
Restrictions on Dividend Equivalent Rights and Dividends
2.13A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash distributions that would have been paid on the Common Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such Common Shares had been issued to and held by the Recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder; provided that no Dividend Equivalent Right may be granted in connection with, or related to, an Award of Options. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Commitment. Dividend equivalents credited to the Recipient of a Dividend Equivalent Right may accrue or may be deemed to be reinvested in additional Common Shares, which may thereafter accrue additional Dividend Equivalent Rights. Any such reinvestment shall be at the Market Price on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or Common Shares or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Board.
2.14A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon the exercise, settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award shall not vest or be paid unless the underlying Award vests, and if the underlying Award does not vest, the Participant holding Dividend

Equivalent Rights shall promptly forfeit such unvested Dividend Equivalent Rights. Dividends accruing on Awards shall similarly not vest or be paid until the underlying Award vests. Any Dividend Equivalent Rights are subject to the vesting requirements of the underlying Awards.
Article 3
TERMS AND CONDITIONS OF AWARDS
3.1Options: The Board is hereby authorized to grant Options to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
3.1.1Exercise Price. The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, subject to the provisions set forth in Section 3.1.4(d), cannot be less than the Market Price.
3.1.2Term. Subject to the application of Section 3.11, an Option can be exercisable for a maximum of 10 years from the Grant Date, unless otherwise determined in the discretion of the Board.

3.1.3Vesting. No Option shall be exercisable until it is vested. The vesting schedule of each Option will be as determined in the discretion of the Board at the time of the grant of the Option.

3.1.4For US Residents – Incentive Stock Options.
(a)Eligible Recipients of ISOs. Incentive Stock Options may be granted only to employees of the Company or an Affiliate that constitutes a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code (an “ISO Affiliate”).
(b)Designation of ISO Status. The Board action approving the grant of an Option to a U.S. Participant, and the Award Commitment, must specify that the Option is intended to be an Incentive Stock Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.

(c)Maximum Shares Issuable On Exercise of ISOs. Subject to the adjustment provisions of this Plan, the maximum aggregate number of Common Shares that may be issued upon the exercise of Incentive Stock Options is the limit on Plan Shares found in Section 2.2.

(d)Limits for 10% Stockholders. A person who owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Shares possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or any ISO Affiliate, will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Market Price on the date of grant and the Option is not exercisable after the expiration of five (5) years from the Grant Date.

(e)No Transfer. As provided by Section 422(b)(5) of the Code, an Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the U.S. Participant only by the U.S.

Participant. If the Board elects to allow the transfer of an Option by a U.S. Participant that is designated as an Incentive Stock Option, such transferred Option will automatically become a Nonstatutory Stock Option.

(f)US $100,000 Limit. As provided by Section 422(d) of the Code and applicable regulations thereunder, to the extent that the aggregate Market Price (determined at the time of grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under all plans of the Company and any ISO Affiliate) exceeds US$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Commitment(s).

(g)Post-Termination Exercise Period. To obtain the United States federal income tax advantages associated with an Incentive Stock Option, the United States Internal Revenue Code requires that at all times beginning on the date of grant and ending on the day three (3) months before the date of exercise of the Option, the U.S. Participant must be an employee of the Company or an ISO Affiliate (except in the event of the U.S. Participant’s death or Disability, in which case a 12-month period applies). The Company cannot guarantee that the Option will be treated as an Incentive Stock Option if the U.S. Participant continues to provide services to the Company or an Affiliate after such U.S. Participant’s employment terminates or if the U.S. Participant otherwise exercises the Option more than three (3) months (or twelve (12) months, as the case may be) after the date his or her employment terminates, or the Option otherwise fails to qualify as an Incentive Stock Option.

(h)Maximum Grant Period. No ISOs may be granted after the tenth (10th) anniversary of the Board’s approval of the 2021 amendment and restatement of the Plan.

3.1.5No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options to reduce the Exercise Price of such outstanding Options; (b) cancel outstanding Options in exchange for Options with an Exercise Price that is less than the Exercise Price of the original Options; or (c) cancel outstanding Options with an Exercise Price above the current Market Price in exchange for cash or other securities.

3.2Restricted Stock: The Board is hereby authorized to grant Restricted Stock to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:

3.2.1Restriction. Restricted Stock shall be subject to such restrictions (if any) as the Board may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions lapse separately or in combination at such time or times, in such instalments or otherwise as the Board may deem appropriate.

3.2.2Restricted Stock Certificates. Any Restricted Stock granted under this Plan may be evidenced by the issuance of a share certificate or certificates. If any share certificate is issued, such certificate shall be held by the Company and such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Commitment and possible forfeiture of such shares of Restricted Stock.

3.2.3Except as otherwise determined by the Board, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Common Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Common Shares of Restricted Stock.

3.2.4Dividends accruing on Restricted Stock shall not vest or become payable to the holder before the underlying Common Shares have vested and the risk of forfeiture with respect to such Common Shares has lapsed.

3.3Restricted Stock Unit Awards: The Board is hereby authorized to grant Restricted Stock Unit Awards to a Service Provider evidencing the right for such Service Provider to receive a Common Share (or cash payment equal to the Market Price of a Common Share) at some future date.
3.3.1Restrictions. A Restricted Stock Unit Award will be subject to an Award Commitment containing such terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall determine
3.3.2Forfeiture. Except as otherwise determined by the Board and as set forth in the applicable Award Commitment, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units.

3.3.3For Canadian Residents. For Canadian resident Service Providers, Restricted Stock Unit Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.

3.3.4Voting and Dividend Rights. A Restricted Stock Unit does not entitle the holder thereof to any rights with respect to voting and dividends. A Restricted Stock Unit may provide the holder with Dividend Equivalent Rights. Dividend Equivalent Rights are subject to the vesting requirements of the related Restricted Stock Unit.

3.4Performance Awards:

3.4.1The Board is hereby authorized to grant Performance Awards to a Service Provider subject to the terms of this Plan. A Performance Award granted under this Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property, and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board shall establish. Subject to the terms of this Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of the Performance Award shall be determined by the Board. For Canadian resident Service Providers, Performance Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.
Recipient Ceasing to be Director, Officer, Employee or Service Provider
3.5No Award may be exercised after the Recipient, if a Director or Officer, has ceased to be a Director or Officer or, if an Employee or other Service Provider has left the employ or service of the Company, except as follows:
(a)in the case of the death of a Recipient, any vested Award held by him at the date of death will become exercisable by the Recipient’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Recipient and the Expiry Date of such Award;
(b)in the case of the Disability of a Recipient, any vested Award held by him at the date of Disability will become exercisable until the earlier of one year from the date of cessation of the Recipient’s employment or other office and the Expiry Date of such Award; and

(c)subject to the other provisions of this Section 3.5, vested Awards will expire 90 days after the date the Recipient ceases for any reason whatsoever to be employed by, provide services to, or be a Director or Officer of, the Company and all unvested Awards will immediately terminate without right to exercise same;
but provided that in no event may the term of the Award exceed 10 years, unless determined in the discretion of the Board.
Additional Vesting; Dividend Equivalent Rights
3.6Subject to Sections 3.7 and 3.8, in addition to meeting any other eligibility requirements for receiving an Award, or for an Award to vest (if applicable), the Service Provider must be Actively Engaged by the Company through to, and including on, the established Grant Date or vesting date for such Award, as applicable. For clarity, except to the minimum extent, if any, required by applicable employment standards legislation:
(a.)if the Service Provider is not Actively Engaged by the Company on the established Grant Date for an Award for any reason, the Service Provider will not have earned the Award, the Service Provider is deemed to have waived and forfeited any right to earn the Award, and the Service Provider will not be eligible to receive the Award or a pro-rated share of the Award;

(b.)if the Service Provider is not Actively Engaged by the Company on the established vesting date for an Award to vest, for any reason, the Award will not vest;

(c.)Awards will not be included in the calculation of, or form any part of, contractual or common law pay in lieu of notice, and Awards will not form part of any damages for wrongful dismissal or otherwise; and

(d.)this provision is intended to limit or remove the Service Provider’s rights to any damages relating to Awards, including during any period in relation to which the Company provides pay in lieu of notice, and including during any period in relation to which the Company fails to give notice that should have been given pursuant to any agreement between the Service Provider and the Company, or pursuant to any applicable law, including the common law or civil law, as applicable.

3.7Notwithstanding the provisions of Section 3.5(a), Section 3.5(b) and Section 3.6, if, in the case of a Recipient who is an Employee, that Recipient’s employment terminates by reason of death or Disability, subject to the terms of the Award set out in an Award Commitment, any Award held by such Employee who has been Continuously Employed by the Company for a minimum of three (3) years shall become fully vested and exercisable and may thereafter be exercised during the term of the Award set forth in Section 3.5(a) and Section 3.5 (b).

3.8Notwithstanding the provisions of Section 3.5(c) and Section 3.6, if, in the case of a Recipient who is an Employee, that Recipient’s employment is terminated by the Company without cause then, provided that the Recipient has been Continuously Employed by the Company for a minimum of three (3) years, then, subject to the terms of the Award set out in an Award Commitment, all Awards shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 3.5(c).
Change in Control
3.9The provisions of this Section 3.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Commitment or any separate agreement with a Participant. In the event of a Change in Control, all Awards will terminate upon the Change in Control unless they are assumed by the surviving entity or otherwise equitably converted, substituted or continued. In that event, Recipients will have a reasonable period prior to the effectiveness of the Change in Control to exercise the vested portion of any Award prior to its termination.
(a.)Awards Not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
(i)all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;
(ii)all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and

(iii)the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.

(b.)Awards Proposed to be Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards that are not proposed to be assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:

(i)all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;

(ii)all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and

(iii)the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.

Non Assignable
3.10Subject to Section 3.5(a), all Awards will be exercisable only by the Recipient to whom they are granted and will not be assignable or transferable.
Adjustment of the Number of Award Shares
3.11If there is a change in the outstanding Common Shares by reason of any share consolidation, or split, reclassification or other capital reorganization, or a stock dividend, arrangement, amalgamation, merger or combination, or any other change to, event affecting, exchange of or corporate change or transaction affecting the Common Shares, the Board will make, as it deems advisable and subject to requisite Regulatory Approval, appropriate substitution and/or adjustment in:

(a)the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to this Plan;

(b)the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to any outstanding unexercised Awards, and in the exercise price for such shares or other securities or property; and/or

(c)the vesting of any Awards, including the accelerated vesting thereof on conditions the Board deems advisable,

and if the Company undertakes an arrangement or is amalgamated, merged or combined with another corporation, the Board will make such provision for the protection of the rights of Participants as it deems advisable.

Adjustment of Awards Expiring During Black-out Period

3.12Should the Expiry date for an Award fall within a Black-out Period, or within the period that is nine Business Days immediately following the expiration of a Black-out Period, such Expiry Date will be automatically adjusted without any further act or formality to that day which is the tenth Business Day after the end of the Black-out Period, such tenth Business Day to be considered the Expiry Date for such Award for all purposes under the Plan. Notwithstanding any other provision of this Plan, the tenth Business Day period referred to in this Section 3.12 may not be extended by the Board.

Compliance with Section 409A of the Code

3.13Unless otherwise expressly provided for in an Award Commitment, the terms applicable to Options granted to U.S. Participants will be interpreted to the greatest extent possible in a manner that makes those Options exempt from Section 409A of the Code, and, to the extent not so exempt, that brings the Options into compliance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Award Commitment or other written contract with the U.S. Participant specifically provides otherwise), if the Common Shares are publicly traded, and if a U.S. Participant of an Option that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” under Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such U.S. Participant’s “separation from service” or, if earlier, the date of the U.S. Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

Award Commitments
3.14Each Award will be evidenced by an Award Commitment which incorporates such terms and conditions as the Board in its discretion deems appropriate and consistent with the provisions of this Plan (and the execution and delivery by the Company of an Award Commitment with a Participant shall be conclusive evidence that such Award Commitment incorporates terms and conditions determined by the Board and is consistent with the provisions of this Plan). Each Award Commitment will be executed on behalf of the Company by any member of the Board or any Officer or such other Person as the Board may designate for such purpose.
Article 4
COMMITMENT AND EXERCISE PROCEDURES
Award Commitment
4.1Upon grant of an Award hereunder, an authorized officer of the Company will deliver to the Recipient an Award Commitment detailing the terms of such Awards and upon such delivery the Recipient will be subject to the Plan and have the right to the Awards on the terms set out therein, subject to the terms and conditions hereof.
Manner of Exercise
4.2.1A Recipient who wishes to exercise his Award may do so:
4.2.1by delivering:

(a)a written notice to the Company specifying the number of Award Shares being acquired pursuant to the Award; and

(b)cash, certified cheque or bank draft payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired and the aggregate of any amounts required by law to be withheld by the Company on the exercise of such Award, or separate certified cheques or bank drafts for such Exercise Price and such amounts to be withheld;

4.2.2in such other manner as may be specified in the Award Commitment or as may be agreed to by the Company.

Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such other procedures and conditions as it determines appropriate with respect to the payment, funding or withholding of amounts required by law to be withheld on the exercise of Awards under this Plan.

Delivery of Certificate and Hold Periods
4.3As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Awards Shares being acquired (if applicable), the Company will direct its transfer agent to issue to the Recipient the appropriate number of Award Shares. The transfer agent will either issue a certificate representing the Award Shares or a written notice in the case of uncertificated Common Shares. Such issued certificate or written notice, as the case may be, will bear a legend stipulating any resale restrictions required under applicable securities laws.
Article 5
AMENDMENTS TO PLAN OR AWARDS
Amendments Generally
5.1The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Common Shares as to which Awards have not been made and such action will not constitute a breach of the terms of any agreement between the Service Provider and the Company. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by applicable laws (including the rules of any stock exchange on which the Common Shares are then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.1.5 or the Option pricing provisions of Section 3.1.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan shall materially impair rights or obligations under any Award theretofore made under the Plan without the consent of the Participant.
5.2With the consent of the affected Participants for any amendment or modification that materially impairs the rights or obligations of a Participant, the Board may amend or modify any outstanding Award in any manner to the extent that the Board would have the authority to initially grant such award as so modified or amended.

Amendment Subject to Approval
5.3If the amendment of an Award requires Regulatory Approval or Shareholder Approval, such amendment may be made prior to such approvals being given, but no amended Awards may be exercised unless and until such approvals are given.
Article 6
GENERAL
Employment and Services
6.1Nothing contained in the Plan will confer upon or imply in favor of any Recipient any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to terminate the Recipient’s office, employment or service at any time. Participation in the Plan by a Service Provider will be voluntary. A change in the status, office, position or duties of a Participant from the status, office, position or duties held by such Participant on the date on which the Award was granted to such Participant will not result in the termination of the Award granted to such Participant provided that such Participant remains a Service Provider.

Taxes
6.2The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan.
No Representation or Warranty
6.3The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Awards or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of such participant and not the Company.
Interpretation
6.4The Plan will be governed and construed in accordance with the laws of the Province of Alberta.
Effective Date of Plan
6.5This Plan will be effective from and after the date upon which the Company first receives Shareholder Approval for the Plan, and will remain effective provided that the Plan, or, if applicable, any amended version thereof receives Shareholder Approval, on or before each third annual general meeting of shareholders of the Company.
Adoption of Plan
6.6This Plan was adopted by the Board on May 25, 2012 and approved by the Shareholders of the Company on June 28, 2012 and re-approved by the Shareholders of the Company on May 7, 2014. This Plan was amended as to Section 2.2 by the Shareholders of the Company on June 8, 2016. This Plan was further amended and approved by the Shareholders of the Company on June 2, 2020. This Plan was further amended and approved by the Shareholders of the Company on June 7, 2021. This Plan was further amended and approved by the Shareholders of the Company on June 14, 2024.
Stephen P. Robertson
CORPORATE SECRETARY

Aurinia

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
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Security Class
COMMON SHARES

Holder Account Number

C1234567890 XXX

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Form of Proxy - Annual General Meeting to be held on Friday, June 14, 2024

This Form of Proxy is solicited by and on behalf of Management and the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was received by the scrutineer.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.**
6. The securities represented by this proxy will be voted in favour, or withheld or abstain from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and Proxy Statement ("Proxy Statement/Circular") or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 12:00 p.m. Eastern Time, on Wednesday, June 12, 2024.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, **DO NOT** mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01ZS8D

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of securities of Aurinia Pharmaceuticals Inc. (the "Company") hereby appoint: Mr. Peter Greenleaf, President, Chief Executive Officer and Director of the Company, or failing this person, Dr. Daniel G. Billen, Director and Chairman of the Board of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Aurinia and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as recommended by the board of directors) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held as a virtual-only meeting via live webcast online at web.lumiagm.com/415837864, Password: aurinia2024 on Friday, June 14, 12:00 p.m. Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Peter Greenleaf			02. Dr. David R. W. Jayne			03. Dr. Daniel G. Billen		
04. R. Hector MacKay-Dunn			05. Jill Leversage			06. Dr. Brinda Balakrishnan		
07. Dr. Karen Smith			08. Jeffrey A. Bailey			09. Dr. Robert T. Foster		

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2. Appointment of Auditors

For Withhold Abstain

3. Advisory Resolution on Executive Compensation

For Against Abstain

4. Amendment to Equity Incentive Plan

For Against Abstain

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Signature of Proxyholder

Signature(s)

Date

DD / MM / YY

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by the board of directors.**

Interim Financial Statements – Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail.

Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

I S A Q 365997 X X X X A R 2 999999999999

01ZS9D